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                                   ANNUAL REPORT
                                 DECEMBER 31, 2000

                                    LEGG MASON
                                      GLOBAL
                                    TRUST, INC.

                                GLOBAL INCOME TRUST
                            INTERNATIONAL EQUITY TRUST
                              EMERGING MARKETS TRUST
                                    EUROPE FUND

                             PRIMARY CLASS AND CLASS A

                                 [LEGG MASON LOGO]
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To Our Shareholders,

  We are pleased to provide you with the annual report for the Legg Mason Global Trust, Inc., comprised of the Global Income Trust, International Equity Trust, Emerging Markets Trust, and Europe Fund, for the year ended December 31, 2000.

  Beginning on the next page, the portfolio managers responsible for the Global Trust portfolios discuss results for 2000 and the investment outlook. The Funds' total returns for various periods ended December 31, 2000, are shown later in this report. For each of our Funds, we remind you that historical performance is not indicative of future results, and the principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  PricewaterhouseCoopers, LLP, Global Trust's independent accountants, has completed its annual examination, and audited financial statements for the fiscal year ended December 31, 2000, are included in this report.

  The Board of Directors approved a long-term capital gain distribution of $1.22 per share to shareholders of Europe Fund, which was paid on December 15, 2000, to shareholders of record on December 13, 2000; and an ordinary income dividend of $0.011 per share to shareholders of Emerging Markets Trust, which was paid on December 8, 2000, to shareholders of record on December 6, 2000.

  Many shareholders invest regularly in Fund shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, which encourages continued purchases during market downswings when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

                                             Sincerely,

                                             /S/ EDWARD A. TABER, III

                                             Edward A. Taber, III

                                             President

February 12, 2001
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Portfolio Managers' Comments
Global Income Trust

Market Overview

     2000 was a mixed year for global fixed income markets. While government markets in general enjoyed a broad-based rally after a volatile first half, corporate bonds, especially lower credit rated borrowers, performed poorly as interest rates, soaring energy prices and relative supply worries weighed on the sector. Emerging markets performed well, albeit with a lot of volatility and with varied individual country and security performance. The U.S. dollar remained strong in 2000 against the yen and, until late in the year, against European currencies.

     The contrast for economies between the first and second half of 2000 was stark. Strong growth in the early part of the year fuelled interest rate hikes and fears of a synchronised global boom. By the year's close, fears of a U.S.-led global recession were not uncommon. The liquidity injected into the U.S. economy towards the end of 1999 as a contingency against Year 2000 computer bug worries fuelled exceptionally strong growth with two major consequences: the resumption of Federal Reserve tightening after a two-month hiatus and the decision by the U.S. Treasury to significantly curtail Treasury issuance given surging tax revenues. While the rate environment was initially poorly received by the Treasury market, the prospect of declining Treasury issuance severely inverted the yield curve as longer dated yields fell. Yields steadily declined as economic data such as manufacturing confidence and employment began to reflect the impacts of higher rates and surging oil prices.

     European bonds followed a similar profile, with a weak euro, firming oil prices and strong monetary growth triggering the start of a tightening cycle by the European Central Bank ("ECB"). With signs of broader-based recovery, rates were raised four times to 4.25%. Nonetheless, a benign core inflation rate and soaring tax revenues kept yields broadly stable until weaker manufacturing data pushed yields decisively lower. Japanese bonds lagged other government markets, remaining in a very tight range all year, as stronger economic growth balanced weak equity markets. Bonds weakened sharply after the Bank of Japan raised rates 0.25%, ending its zero rate policy. However, as it became apparent that Japan's economic recovery was no longer accelerating, fears of further hikes quickly dissipated, triggering declines in bond yields.

     By contrast, fears of worsening credit quality as the Fed tightened and swaps rates rose due to the curve inversion, corporate bond returns were depressed, especially for longer maturities. The decline in liquidity as uncertainty grew over future Treasury issuance served to increase volatility levels in the corporate sector. U.S. high yield bonds further suffered from a large and sustained period of outflows from high yield funds and concerns over rising default rates. Sharply weaker equity markets -- to which high yield bonds are positively correlated -- during the tax-loss selling season in October further lowered appetite for the sector, with yields reaching a peak of 14.5%. In Europe, concerns over declining credit quality and fears of significantly higher supply weighed on both the investment grade and high yield sectors, especially in the dominant telecoms sector. The market only stabilised as it became increasingly apparent that U.S. rates had peaked and were likely to be cut significantly in 2001.

     Firming global growth conditions and stronger commodity prices supported emerging market debt. Structural improvements in select countries such as Mexico and Brazil and a successful rescheduling of defaulted Russian debt have buoyed the market overall. Other markets, such as the Philippines and Peru, were held back by political instability while IMF-led support packages

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succeeded in arresting brewing liquidity crises in Argentina and Turkey.
Nonetheless, rising correlations with volatile U.S. equity markets and swap spreads, and persistent fears of a "hard landing" for the U.S. economy, have kept volatility levels high in the emerging market sector.

     The dollar remained immune to volatility in capital markets and a ballooning current account and trade deficit, benefiting from strong capital flows especially out of Europe and consistent selling of Japanese equities by international investors. The euro's disappointing performance was finally countered in September with concerted intervention by G7 central banks, reflecting a growing determination to prevent further sharp declines. Evidence of stronger European growth relative to the U.S., narrowing interest rate differentials and a moderation in mergers and acquisitions activity (the primary vehicle for purchases of U.S. assets by European corporations) helped to underpin the recovery.

Fund Performance

     Performance this year has been disappointing, given the Fund's emphasis on non-government sectors globally and the weakness in foreign currencies. A number of factors combined to weaken total returns, both in absolute and relative terms to the Salomon World Government Bond Index. The Fund posted a -5.02% return for the twelve months ended December 31, 2000, compared to +1.59% for the Salomon World Government Bond Index.

     The Fund's primary strategy was to adopt a long duration exposure, primarily in the U.S., and to emphasize the improving valuations of non-sovereign sectors. Long U.S. bond duration was adopted in anticipation of declining interest rates, while duration was kept broadly neutral in Europe. Investment in Japanese bonds was avoided given their poor valuations. Currency exposure was weighted modestly in favour of European currencies on expectations of narrowing growth and interest rate differentials with the U.S. Country and duration strategies contributed to performance through the year as the rally in U.S. bonds helped Treasuries achieve the highest returns of all government markets, while Japanese bonds were the poorest performers.

     The Fund held a core exposure of around 20% in high quality mortgage-backed securities, diversified across U.S. agency and Danish mortgage bank securities. In addition to the attractive valuations of the sector, given low prepayment risks and declining volatility, this allocation was in part taken as a defensive strategy given the exposure to lower credit rated corporate and sovereign debt in the Fund. Exposure in Danish mortgages was reduced mid-way through the period in favour of U.S. mortgages on concerns over the outcome of Denmark's European Monetary Union ("EMU") referendum in September. Overall, the allocation had a broadly neutral impact on performance.

     Through the year, the Fund adopted a strategy of adding on weakness to a significant allocation of around 35% in investment grade corporate and sovereign securities, especially in the U.S. The strategy was based on the expectation that while potentially weaker growth and tight money clouded the near-term outlook for credit spreads, spread levels of investment grade issuers appeared to offer adequate compensation for these risks. Tighter European corporate spreads offered less protection, although opportunities existed in the U.K. and at the lower end of the credit spectrum. The strategy weighed heavily on performance, especially between February and May as corporate spreads continued to widen.

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Portfolio Managers' Comments -- Continued

Global Income Trust -- Continued

     In the U.S., concerns over a sharp slowing in the economy and rising debt service costs resulted in a negative impact on the longer-dated corporate securities to which the Fund was exposed. Spreads stabilised as fears for higher U.S. rates abated, but widened again late in the year as investors sought refuge in U.S. Treasuries. Sovereign borrowers such as Mexico, despite improving fundamentals, were also hard hit. In the U.K., the higher than expected cost of third generation telecom licenses raised concerns over an imbalance between supply and demand, again weighing on corporate bonds. These concerns also weighed on European bonds ahead of the Dutch, German, and Italian telecom auctions.

     The Fund adopted a diversified exposure of around 10% to high yield corporate bonds, emphasising the high single-B sector across U.S. and European sectors. High yield corporates had a negative impact on returns, as spreads widened over the period. In the U.S., the sector suffered in the face of tightening monetary policy and rising default rates. In Europe, telecom sector weakness weighed on European high yield, with yields hitting record highs of over 12%. Consequently, corporate high yield exposure had a significantly negative impact on returns.

     Exposure to emerging markets of around 13%, predominantly in dollar-denominated sovereign debt, had a mixed impact on performance. The Fund emphasized shorter maturities and liquid sovereign issues to minimise systemic risk exposure. Upgraded sovereign credits -- such as Mexico -- were also replaced into higher yielding sovereign issuers. Returns were poor, especially between March and May as yields rose sharply on fears of a U.S. hard landing and equity market volatility. However, the sector sharply recovered later in the year, although volatility remained high and, with the exception of selected markets such as Russia, modestly lagged Treasuries.

     Non-U.S. sovereign exposure was focused on 10-year benchmark bonds in Greece in anticipation of accelerated yield convergence as end-2000 EMU entry nears. The Fund emphasised Norway and corporates in Scandinavia, which offered attractive risk premia over underlying governments. Core exposure to Eastern European sovereigns such as Hungary and Poland was maintained. The impact on performance was modestly positive. Despite a late year rally in Japanese bonds, avoiding the Japanese market was also a positive contributor to performance.

     Foreign currency exposure of around 65% to 70% was significant in the period. While broadly in line with the currency exposure in the Salomon World Government Bond index, the weakness of both the euro (-6.40%) and yen (-11.98%) versus the dollar negatively impacted performance. Given the increased volatility and risks of foreign currency exposure, U.S. dollar exposure was modestly increased as the euro recovered later in the year.

Market Commentary and Outlook

     The outlook for the U.S. economy has deteriorated significantly in the past six months. Just last May, some observers thought the Fed would need to raise the funds rate to 7.5% or higher to rein in the economy's explosive growth potential. Today, a wide variety of economic indicators such as retail sales, industrial production, jobs, unemployment claims, confidence, and bank loan growth all reflect a significant reduction in the economy's forward momentum. Now some analysts are beginning to suggest a recession may be underway, and the Fed's surprise ease in early January has only added fuel to the slowdown fire.

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     With sentiment swinging from boom to bust, we are left to wonder if the current state of affairs is as dire as the market seems to think. Credit spreads are historically wide, with markets braced for all but an outright recession, and tech stocks have been brutalised. But underlying fundamentals remain sound. The nominal yield curve has normalized and real yields have declined, good signs that monetary policy is no longer too tight. Although the dollar has lost significant ground against the euro, it remains one of the world's strongest currencies as reflected in low and stable gold and commodity prices. Energy prices are high, especially for natural gas, but they have fallen significantly from their highs as production has ramped up and demand has slowed at the margin.

     Whether this proves to be a hard landing or not, it will be the first monetary-induced slowdown to occur in the absence of any meaningful rise in core inflation. From a longer-term perspective, the economy's current difficulties are likely to prove more temporary than structural. The major uncertainty remaining is the timing and eventual extent of monetary and fiscal policy ease. Delays in implementing either will aggravate the current weakness, and negative feedback effects from weak equity markets could result in a further deterioration of the economy's fundamentals.

     Globally, with core inflation expected to remain low, central banks are expected to ease monetary policies as oil prices ease and economies slow. A moderation in U.S. growth is not seen as stalling European economies, which are expected to grow in 2001, at a healthy albeit slower pace compared to 2000; our central scenario continues to anticipate a broad rebalancing of global growth. The recovery of the euro has abated concerns over the pass through of imported inflation into core inflation. We remain constructive on the inflation outlook (given ongoing deregulation and structural reforms and lower oil prices) and will maintain a moderately long duration stance overall in European bonds. Given the extent of easing being priced into the market, the market may be vulnerable until inflation begins to decline. We are also maintaining a small overweighting to longer-dated bonds as the supply uncertainty abates. We remain overweight in peripheral markets, which should benefit as the euro rate cycle peaks in coming months. Investments remain diversified across core and non-core EMU markets, with a modest overweight exposure to Norway, Greece, and Danish mortgages. We remain neutral to the U.K. market for now while maintaining the exposure to corporate bonds.

     Within the dollar bloc, our favoured markets are Canada, underpinned by low inflation and healthy current account and budget balances, and New Zealand, which we expect to outperform the U.S. as inflationary fears are dampened by the central bank action.

     Japan is potentially more vulnerable to slower global growth given its heavy reliance on Asian (and hence U.S.) demand. With the Bank of Japan action now becoming symmetrical, the yield curve is still generously steep up to 5 years. Longer-dated bonds remain vulnerable to heavy supply in the first quarter and to domestic investors who need to prepare for mark-to-market accounting at a time when unrealised losses from equities are worsening balance sheets. Near term, 10-year yields may continue to find resistance below 1.5%, but intermediate bonds with yields near 1% still offer good value relative to cash. Further out, bonds remain vulnerable to a pick-up in growth, to the 60% projected rise in gross issuance and to the adoption of mark-to-market accounting.

Strategy

     Our global view is consistent with our retaining the broad thrust of recent investment strategies, while fine-tuning exposures to recognise the changing nature of valuations. A moderately long

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Portfolio Managers' Comments -- Continued

Global Income Trust -- Continued

duration exposure makes sense because real and nominal yields are still high -- albeit less so -- when compared to underlying growth and inflation fundamentals, and because duration helps hedge our overweight exposure to non-government sectors. Emphasising short and intermediate maturities makes the most sense here, since these would likely decline much more in yield than longer maturities should the global economy come in for a hard landing.

     Although the prospect of favourable policy actions and historically attractive spreads makes a strong case for overweight credit exposure, corporate bonds -- particularly at the lower end of the quality scale -- remain vulnerable to a further sharp deterioration in the economy. Thus, the Fund will remain focused on the higher-quality sectors, in names that can withstand tough times more comfortably. High yield exposure should remain highly diversified, with a focus on minimising default risk and thus maximising the very attractive yields offered by the sector. Although mortgage-backed spreads are also at historically attractive levels, prepayment risk is rising, arguing for only a modest overweighting to the sector.

     Emerging market debt continues to look attractive at these levels, especially now that those economies most closely tied to U.S. interest rates will be relieved to some extent of the burdens of tight monetary policy, a strong dollar, and high oil prices.

     In currencies, we are maintaining the moderate underweighting to the dollar adopted last month, primarily in favour of European currencies, while holding a modest underweighting to the yen. Prospects of an outpacing of European economies over the U.S. and further cuts in U.S. rates has raised the likelihood of a sustainable recovery in European currencies. If the benign global rebalancing occurs, we would expect better prospects for European currencies, which will be supported by tax cuts. If the risks for a hard landing grow in the U.S., the large current account deficit pressures on the dollar could be substantial. The yen will continue to suffer from fears of a hard landing in Asia and the government's apparent policy of benign neglect in the absence of other credible economic policies. However, the yen should benefit given Japan's creditor status if repatriation risks re-emerge.

                                                Western Asset Management Company

January 31, 2001

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Portfolio Managers' Comments
International Equity Trust

Performance

     For the year, the International Equity Trust's total return was -19.10%, compared with -14.17% for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index.

     The MSCI returns for continental Europe and the U.K. performed better than the MSCI EAFE Index for the year, declining -7.1% and -11.5%, respectively, while MSCI Japan significantly underperformed, down -28.1% for the year, led down by dramatic declines in the telecoms and technology sectors.

The Year 2000

     The year 2000 will be remembered for the bursting of the worldwide bubble for technology and telecommunications stocks. As the year began, international investors continued to favor the high momentum tech and telecom stocks, many of which had reached unsustainable levels. These sectors began a significant retreat in March, along with the NASDAQ, and then rebounded towards the end of the summer. By September, concerns regarding a slowing U.S. economy, and hence a slowing global economy, weighed on expectations for 2001. Influenced by the U.S. equity markets, the global tech and telecom sectors again fell sharply.

     Our stock selection process, which provides a balance among value, growth, expectations and technical factors, had difficulty in such a choppy and volatile environment, particularly in Europe and the U.K. We had better success picking stocks in Japan, and the Fund also benefited from the underweight in that market.

     Similarly to the U.S. market, volatility in the EAFE markets during the year was high. In response, we tightened our risk controls for region, sector and individual stock weights relative to the index during the year.

Market Commentary

     Valuations and growth expectations for continental Europe and the U.K. are more attractive than for the U.S., given the expected slowdown in the U.S. economy, while Japan continues to face significant headwinds. The benefit of U.S. Fed interest rate cuts will have greater effect on Europe than Japan.

     For continental Europe, the defensive tilt which helped the Fund's returns in the fourth quarter is unlikely to be as helpful into 2001 now that the U.S. Fed has begun to lower interest rates. While European company earnings and outlook may be weak, the European Central Bank ("ECB") is likely to follow the Fed with a rate cut. This, together with tax cuts in Germany, France and Italy, should keep the European economies moving forward. Current estimates show European GDP growth exceeding that of the U.S. in 2001. At year-end, the Fund had a weighting of 50.3%, in line with the index.

     For the year, the U.K. market saw major declines in the technology and telecom sectors, which reversed from the run-up the year before. Sectors with more stable earnings outperformed for the year. The economic growth cycle in the U.K. has been close to that in the U.S. and, in similar fashion, interest rates have been high. Recent rate cuts by the Fed raise the question of similar cuts in the U.K., but with economic activity still strong in the U.K., the Monetary Policy Committee has not cut rates. Our region rating for the U.K. market improved to neutral at year end.

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Portfolio Managers' Comments -- Continued
International Equity Trust -- Continued

     The Japanese index retreated in the fourth quarter on concerns about the economy, corporate earnings and the valuation of technology stocks, adding to the significant decline for the year. The picture of modest GDP growth and deflation remained unchanged. Economic forecasts have edged down: 1% growth is expected for 2001. Consensus earnings show growth of 7% (depressed by pension provisions) to March 2001 and a slightly optimistic 18% to March 2002. Valuations have fallen to levels considerably more comparable to their global peers. However, the negative impact of a lower yen and the threat of new share issuance by both the private and government sectors are likely to cap market returns for U.S. investors. For example, banks have $12 billion in cross-holdings to unwind, and NTT DoCoMo is raising $8 billion. At year-end, the Fund was underweighted in Japan, 18.5% compared with 22.6% for the EAFE Index.

     The small regions -- the Resource Countries (Australia, New Zealand and Canada) and Asia ex-Japan -- continue to trade at attractive valuations compared with the benchmark, with better ratings than the large regions.

Strategy

     We believe the key to value added is a disciplined investment process that incorporates rigorous stock selection and effective risk control. We emphasize stock selection with a secondary focus on regions. Our stock selection process ranks stocks daily across earnings growth, cash flow, expectations, traditional value and technical measures. To add value, the process is customized by region and industry sector. We maintain a balance among size, sector and region for the Fund within Japan, continental Europe, the U.K., Asia ex-Japan and the Resource Countries through the combination of sector scoring and portfolio construction rules. As a result, the Fund is well diversified across the regions and industries.

     With stronger expectations for GDP growth in continental Europe and a weak outlook for Japan, we are targeting an overweight in Europe and underweight in Japan.

     Looking forward, the Fund is attractively valued compared with the benchmark with a lower forward P/E than the benchmark, 17.5X compared with 20.2X, a two-year growth rate in line with the index, 17.3% compared with 17.7%, and a more attractive growth-to-P/E ratio of 0.84X compared with 0.73X.

                                         Batterymarch Financial Management, Inc.

January 26, 2001

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Portfolio Managers' Comments
Emerging Markets Trust

Performance

     The Legg Mason Emerging Markets Trust's total return for year was -30.35%, compared with -30.60% for the MSCI Emerging Markets Free Index. During the second half of 2000, emerging markets, driven by concerns of a U.S.-led economic slowdown, accelerated the decline of the first half of the year.

     For the year, the Fund's return was just ahead of the benchmark. The portfolio benefited from stock selection in China/Hong Kong, Brazil and Korea, and from the overweight in Latin America, particularly in Brazil. Our preference for Asia over the Europe, Middle East and Africa regions hurt the relative return.

Market Commentary

     The Latin American regional performance held up better than the emerging markets benchmark for the year. The region, especially Mexico, remains closely correlated with the U.S. and vulnerable to U.S. market pressures. The Fund favored Brazil and Mexico. The fundamentals in both countries, particularly Brazil, remain solid despite global volatility. Fixed income investors seemingly focused more on the fundamentals; sovereign spreads remained relatively stable throughout the equity market volatility. Holders of Brazilian and Mexican sovereign debt during the year substantially outperformed equity market returns, suggesting that the equity sell-off was overdone.

     In Brazil, interest rates continued downward, and inflation, despite a blip at year-end due to oil and food prices, remained under control. Foreign direct investment continues to cover the expected current account deficit despite a small trade deficit, and terms of trade are improving as oil prices decline. Given such a backdrop, we could see real interest rates continuing their downward trend, which would be positive for the equity market.

     Mexican growth remained robust through year end, but market concerns about the level of export integration with the U.S. economy have raised uncertainty regarding future growth. Mexico still trades at a slight discount, not only to the broader emerging markets asset class, but also to its regional peers, despite investment grade status and reduced political uncertainty. In Argentina, the government negotiated a financial rescue package with the IMF, removing (or at least postponing) one of the key concerns for Latin and global markets. The political scenario in Argentina remains turbulent; the economic picture cloudy; and the country's markets volatile.

     Asian markets declined dramatically during the year, -41.8%, driven by concerns of an economic slowdown and the sharp decline in the NASDAQ. The fall was more pronounced in the technology-heavy Korea and Taiwan markets than the smaller Southeast Asian markets, which already suffered corrections early in the year.

     Asian economies continue to grow at 3% to 8%, about the region's long-term trend but down from the growth recovery rates of earlier in the year. Growth is uneven, however; China, Korea and Malaysia continue to grow at higher rates while economies such as Indonesia manage only low single digits. This pattern is consistent with the magnitude of economic problems and the financial burdens of restructuring financial systems and corporate sectors.

     Uneven also is the capacity of individual economies to maintain their growth momentum in a global economic slowdown. Larger and less globally geared economies, notably China and India, are better positioned than Korea and the Philippines. Nevertheless, we believe that economic weakness in

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Portfolio Managers' Comments -- Continued
Emerging Markets Trust -- Continued

the developed countries will actually accelerate the global outsourcing trend of the last ten years, in search of further cost savings by the global multinational companies. Given the cost competitiveness and manufacturing efficiency of many Asian companies, we expect their growth rates to moderate less than the world economic slowdown.

     Looking forward, if the U.S. Fed continues to lower rates, we expect Asia will be positioned to benefit from a global growth revival. Coupled with the continuing trend of intra-Asia economic integration and the upturn in China, the largest emerging economy, we have reasons to be upbeat about Asia's prospects beyond the next quarter or two. This time, the likely rebound may be particularly strong, given the depressed valuation levels of Asian markets, such as less than 6X P/E in Korea.

Strategy

     Our investment strategy is to seek well-managed, high quality companies which are expected to participate in the eventual economic growth of emerging markets, at reasonable prices.

     In selecting stocks, we research our universe of stocks for attractive growth opportunities at reasonable valuations and use proprietary measures of growth and valuation that we tailor to each market. We combine both fundamental analysis (review of management, competitive resources, market position and financial condition to develop qualitative stock opinions) and quantitative valuation (including earnings expectations, growth, valuation and technical factors).

Outlook

     The continual selling during the year 2000 drove valuations down to extremely attractive levels. Valuations were as attractive at year-end as they were during the notable emerging markets crises of the last decade. Yet, there was no emerging markets crisis, and fundamentals remained attractive. Thus, we feel that such a high level of risk aversion does not seem warranted in emerging markets investments. Institutional investor interest in the emerging markets asset class appears to be increasing, supporting our view.

     At year-end, the forward P/E for the EMF index was 9.9X with a two-year growth rate of 19.6%. The Fund's forward P/E dropped to 7.9X with a forecast growth rate of 20.7%. These seem unusual valuations even in an environment in which U.S. growth rates and multiples are being revised down.

     The Fund is well diversified across sectors and markets.

                                         Batterymarch Financial Management, Inc.

January 26, 2001

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Portfolio Managers' Comments
Europe Fund

     The investment world turned full circle in 2000. The final quarter of 1999 and the first few months of the new millennium were ones of excessive exuberance for equity markets, especially the technology-related areas. The final quarter of 2000, in contrast, was characterised by the reverse: exaggerated investor pessimism, despite the transition to a more benign interest rate environment now being signalled by the Federal Reserve Chairman Alan Greenspan. Again, this was no more clearly witnessed than in the performance of the technology-related area. The NASDAQ, the Neuer Market in Germany, and the Techmark index in the U.K., all lost around 40% of their value over the course of the year, proving once again that if the U.S. sneezes, the rest of the world catches a cold.

     The trend of increasing dispersion of sector level returns that became a key feature of global markets in 1999 was again observed in 2000. However with the exception of the first quarter, sector preferences, not just the technology areas, underwent a sharp reversal as value sectors strongly outperformed growth. In fact the European MSCI Europe value index outperformed the MSCI Europe growth index by one of the widest margins ever since the inauguration of the two indices.

     Behind this excessively volatile equity background, the European macroeconomic backdrop remained one of the more stable in a global context. While the U.S. economy appears to have moved from boom to talk of recession over the course of the year, our domestic picture in Europe was far more subdued. Growth for the year 2000, while yet to be finalised, is forecast to be 3.3%, and next year is forecast to decline only modestly to 2.8%. Consensus forecasts now suggest that Europe will out-grow the U.S. for the first time in a decade. The increasing global nature of equity investment has meant that the better domestic economic scenario has proved secondary to the U.S. condition, at least over the short term.

     In terms of performance, the portfolio has had a disappointing year in both absolute and relative terms. The absolute decline, in dollar terms, was exacerbated further by the continued weak performance of the euro in its second full year of adoption. The weak currency trend appeared to have abated at the end of the year, and indeed as the fears of the U.S. economic decline gained momentum, the firmer European economic characteristics were beginning to be rewarded, at least in terms of the currency.

     The weak relative performance can be attributed to several factors. As mentioned above, the market's strong shift away from our growth style was exaggerated as the year drew to a close. The portfolio is overweight in the growth area, particularly the mobile telephony and media sectors. These were two of the hardest hit sectors as fears of the U.S. slowdown grew, and also because of the raft of technology profit warnings from across the Atlantic in the broader technology field. Home-grown reasons for concern in the telephony sector centred on the third generation (3G) license auctions. The headline figures were large in an absolute sense, but relatively small and manageable compared to the size of the market concerned. However, not only was the market concerned over the cost of the license payments, but it was also worried over the financial impact of building out the new infrastructure. This was certainly a concern for the smaller operators, but for the larger operators like Vodafone, the problems are easily controllable given its strong cash flow. The fear that the operators were under balance sheet pressure was then passed on to the infrastructure providers, as they would feel the knock on impact of any slowdown in expenditure. This is unlikely to be the case, as operators need to maintain their levels of expenditure in the face of rapid growth in subscriber numbers and the need to make a return on the cost of their licenses. Any worries over these factors have been more than reflected in the poor performance from these sectors, and mobile telephony remains one of the strongest dynamics in Europe. Telecom's share of European GDP is set to double, with recurring revenues estimated to reach $300 billion by 2009. Volume growth and new data applications should more than offset tariff cuts, while many markets are still away behind Europe in terms of penetration, notably the U.S.

     Looking at what actually performed last year is also revealing. Europe's defensive plays did well to a man, with the food and pharmaceutical sectors leading the way. The portfolio was well represented in the drug sector, although due to the lack of apparent growth in the food and utility areas we held very little in those areas. Following the strong performance from the defensive end of the market, we can see very little upside. European defensives are now as, or in some cases even more, expensive relative to the market than similar periods in past cycles.

     The long-term personnel provisioning and asset gathering themes proved a successful avenue of investment in 2000, although even this area was not immune in the fourth quarter as investors took profit. Looking ahead, this is an area that we see considerable potential going forward as Europe deregulates its long-term savings and encourages personal provision along the U.S. model. Key investments here include MLP in Germany, Julius Baer in Switzerland and Mediolanum in Italy.

     We expect to retain our commitment to the mobile telecoms area, which, unlike the PC market, is still set for continued healthy growth. Confirming this, Nokia recently forecast that they would increase earnings by at least 30% per annum for the next three years. Nokia, acknowledged mainly for its handset business, is also deeply involved in the infrastructure side and in the past has proved to be the European bellwether.

     Another general theme that will gain in importance, again following the U.S. model, will be outsourcing. The portfolio's holding in Capita, given its growth rating, suffered in the fourth quarter but the company is very well positioned to take advantage of this ongoing theme. Both central governments and the corporate sector now appreciate the need to reduce costs, and outsourcing provides this means.

     In summary, the European economy should continue to show relatively strong growth, ahead of the U.S. in 2001. Interest rates have been reduced in the U.S. and the chances are that cuts could be seen in the U.K. and in the Eurozone. Although some downgrading of aggregate earnings expectations has occurred, European stock markets have and are discounting a strong cyclical downturn, which we do not believe will happen. Given this view, we would argue that the defensive end of the market has run its course and that a more growth-friendly 2001 is ahead.

                                Lombard Odier International Portfolio Management

January 29, 2001

Performance Information
Legg Mason Global Trust, Inc.

Performance Comparison of a $10,000 Investment as of December 31, 2000

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustments have been made for any income taxes payable by shareholders.

  The following graphs compare each Fund's total returns against that of the most closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $10,000 investment for the periods indicated. The line for each Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line for Class A shares of Europe Fund reflects the maximum sales charge of 4.75% (the return table shown with the respective graph provides information both including and excluding the effect of the maximum sales charge). The line representing the securities market index for each Fund does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

  Each Fund has two authorized classes of shares: Primary Class and Navigator Class. Europe Fund has an additional authorized class of shares: Class A. Information about the Navigator Class, offered only to certain institutional investors, is contained in a separate report to its shareholders.

Global Income Trust -- Primary Class

[Classic Valuation chart]

--------------------------------------------------------------
                            CUMULATIVE          AVERAGE ANNUAL
                           TOTAL RETURN          TOTAL RETURN
--------------------------------------------------------------
One Year                      -5.02%                -5.02
Five Years                    +9.03                 +1.74
Life of Class+               +38.65                 +4.33
--------------------------------------------------------------
+ Inception Date -- April 15, 1993

                                                               GLOBAL INCOME TRUST -- PRIMARY     SALOMON WORLD GOVERNMENT BOND
                                                                           CLASS                             INDEX(1)
                                                               ------------------------------     -----------------------------
4/15/93                                                                  $10,000.00                          $10,000.00
                                                                          10,010.00                           10,292.00
                                                                          10,438.00                           10,757.00
12/31/93                                                                  10,676.00                           10,753.00
                                                                          10,361.00                           10,753.00
                                                                          10,404.00                           10,825.00
                                                                          10,736.00                           10,952.00
12/31/94                                                                  10,526.00                           11,005.00
                                                                          11,354.00                           12,208.00
                                                                          12,114.00                           12,859.00
                                                                          12,220.00                           12,725.00
12/31/95                                                                  12,716.00                           13,100.00
                                                                          12,657.00                           12,854.00
                                                                          12,809.00                           12,907.00
                                                                          13,244.00                           13,259.00
12/31/96                                                                  13,762.00                           13,574.00
                                                                          13,310.00                           13,013.00
                                                                          13,724.00                           13,407.00
                                                                          13,795.00                           13,578.00
12/31/97                                                                  13,529.00                           13,606.00
                                                                          13,598.00                           13,713.00
                                                                          13,790.00                           13,985.00
                                                                          14,182.00                           15,150.00
12/31/98                                                                  15,085.00                           15,688.00
                                                                          14,369.00                           15,083.00
                                                                          13,780.00                           14,563.00
                                                                          14,381.00                           15,223.00
12/31/99                                                                  14,598.00                           15,019.00
                                                                          14,315.00                           15,045.00
                                                                          13,936.00                           15,023.00
                                                                          13,675.00                           14,629.00
12/31/00                                                                  13,865.00                           15,258.00

International Equity Trust -- Primary Class

[International Equity chart]

--------------------------------------------------------------
                            CUMULATIVE          AVERAGE ANNUAL
                           TOTAL RETURN          TOTAL RETURN
--------------------------------------------------------------
One Year                     -19.10%                -19.10%
Five Years                   +25.46                  +4.64
Life of Class+               +35.63                  +5.33
--------------------------------------------------------------
+ Inception Date -- February 17, 1995

                                                          INTERNATIONAL EQUITY TRUST - PRIMARY
                                                                         CLASS                          MSCI EAFE INDEX(2)
                                                          ------------------------------------          ------------------
2/17/95                                                                $10,000.00                            $10,000.00
                                                                        10,090.00                             10,624.00
                                                                        10,400.00                             10,701.00
                                                                        10,720.00                             11,147.00
12/31/95                                                                10,811.00                             11,598.00
                                                                        11,438.00                             11,933.00
                                                                        12,054.00                             12,122.00
                                                                        11,993.00                             12,107.00
12/31/96                                                                12,594.00                             12,300.00
                                                                        12,886.00                             12,107.00
                                                                        14,313.00                             13,678.00
                                                                        14,261.00                             13,582.00
12/31/97                                                                12,816.00                             12,518.00
                                                                        14,828.00                             14,360.00
                                                                        15,133.00                             14,512.00
                                                                        12,098.00                             12,450.00
12/31/98                                                                13,903.00                             15,022.00
                                                                        13,804.00                             15,231.00
                                                                        14,069.00                             15,618.00
                                                                        14,555.00                             16,303.00
12/31/99                                                                16,765.00                             19,072.00
                                                                        16,329.00                             19,052.00
                                                                        15,475.00                             18,297.00
                                                                        14,089.00                             16,821.00
12/31/00                                                                13,563.00                             16,370.00

Emerging Markets Trust -- Primary Class

[Emerging Markets chart]

--------------------------------------------------------------
                            CUMULATIVE          AVERAGE ANNUAL
                           TOTAL RETURN          TOTAL RETURN
--------------------------------------------------------------
One Year                     -30.35%                -30.35%
Life of Class+                -2.11                  -0.46
--------------------------------------------------------------
+ Inception Date -- May 28, 1996

                                                             EMERGING MARKETS TRUST - PRIMARY
                                                                           CLASS                        MSCI EMF INDEX(3)
                                                             --------------------------------           -----------------
5/28/96                                                                 $10,000.00                           $10,000.00
                                                                         10,020.00                            10,062.00
                                                                          9,970.00                             9,698.00
12/31/96                                                                 10,540.00                             9,641.00
                                                                         11,654.00                            10,457.00
                                                                         12,767.00                            11,352.00
                                                                         12,205.00                            10,334.00
12/31/97                                                                  9,889.00                             8,524.00
                                                                         10,351.00                             9,052.00
                                                                          8,373.00                             6,916.00
                                                                          6,014.00                             5,394.00
12/31/98                                                                  6,987.00                             6,364.00
                                                                          8,032.00                             7,155.00
                                                                         10,451.00                             8,901.00
                                                                         10,060.00                             8,443.00
12/31/99                                                                 14,055.00                            10,590.00
                                                                         14,828.00                            10,847.00
                                                                         13,463.00                             9,744.00
                                                                         11,666.00                             8,477.00
12/31/00                                                                  9,789.00                             7,349.00

Europe Fund -- Primary Class

[Europe Fund -- Primary chart]

--------------------------------------------------------------
                            CUMULATIVE          AVERAGE ANNUAL
                           TOTAL RETURN          TOTAL RETURN
--------------------------------------------------------------
One Year                    -22.56%                -22.56%
Life of Class+               +36.30                 +9.42
--------------------------------------------------------------
+ Inception Date -- July 23, 1997

                                                                EUROPE FUND - PRIMARY CLASS            MSCI EUROPE INDEX(4)
                                                                ---------------------------            --------------------
7/23/97                                                                  $10,000.00                          $10,000.00
                                                                          10,143.00                           10,343.00
12/31/97                                                                  10,068.00                           10,350.00
                                                                          12,616.00                           12,452.00
                                                                          13,273.00                           13,093.00
                                                                          11,522.00                           11,205.00
12/31/98                                                                  14,143.00                           13,303.00
                                                                          14,091.00                           13,023.00
                                                                          13,874.00                           12,982.00
                                                                          13,996.00                           13,134.00
12/31/99                                                                  17,599.00                           15,418.00
                                                                          17,423.00                           15,430.00
                                                                          16,268.00                           14,942.00
                                                                          15,161.00                           13,850.00
12/31/00                                                                  13,630.00                           14,124.00

Europe Fund -- Class A(5)

[Europe Fund Class A chart]

--------------------------------------------------------------
                            CUMULATIVE          AVERAGE ANNUAL
                           TOTAL RETURN          TOTAL RETURN
--------------------------------------------------------------
One Year               -21.87%*   -25.59%    -21.87%*  -25.59%
Five Years            +114.85*   +104.68     +16.53*   +15.40
Life of Class+        +218.56*   +203.44     +12.28*   +11.74
--------------------------------------------------------------
+ Inception Date -- April 15, 1993

                                                                   EUROPE FUND - CLASS A               MSCI EUROPE INDEX(4)
                                                                   ---------------------               --------------------
12/31/90                                                                 $ 9,525.00                          $10,000.00
                                                                          10,721.00                           10,487.00
                                                                          10,378.00                            9,786.00
                                                                          10,754.00                           10,975.00
                                                                          10,198.00                           11,311.00
                                                                          10,205.00                           10,955.00
                                                                          11,011.00                           11,989.00
                                                                          10,096.00                           11,333.00
12/31/92                                                                   9,467.00                           10,779.00
                                                                          10,162.00                           11,482.00
                                                                          10,255.00                           11,688.00
                                                                          11,209.00                           12,718.00
                                                                          12,298.00                           13,935.00
                                                                          11,985.00                           13,726.00
                                                                          11,505.00                           13,543.00
                                                                          11,852.00                           14,122.00
12/31/94                                                                  11,778.00                           14,253.00
                                                                          12,038.00                           15,133.00
                                                                          12,978.00                           16,087.00
                                                                          13,670.00                           16,763.00
                                                                          14,123.00                           17,335.00
                                                                          15,740.00                           17,978.00
                                                                          16,823.00                           18,449.00
                                                                          17,157.00                           19,154.00
12/31/96                                                                  18,576.00                           20,990.00
                                                                          19,442.00                           22,014.00
                                                                          20,738.00                           23,983.00
                                                                          22,048.00                           25,968.00
                                                                          21,831.00                           25,986.00
                                                                          27,450.00                           31,263.00
                                                                          28,949.00                           32,871.00
                                                                          25,173.00                           28,132.00
12/31/98                                                                  30,967.00                           33,400.00
                                                                          30,905.00                           32,696.00
                                                                          30,500.00                           32,594.00
                                                                          30,826.00                           32,975.00
                                                                          38,835.00                           38,708.00
                                                                          38,523.00                           38,740.00
                                                                          36,040.00                           37,515.00
                                                                          33,647.00                           34,774.00
12/31/00                                                                  30,344.00                           35,460.00

* These figures reflect return information on Class A shares excluding the maximum 4.75% sales charge which became effective July 21, 1997. The second column in each section reflects return information including the sales charge.

---------------

(1) The Salomon World Government Bond Index measures the total return, in U.S. dollar terms, of a portfolio of the most liquid and highest quality bonds of each of fourteen countries. Index returns are for the periods beginning March 31, 1993.
(2) The Morgan Stanley Capital International (MSCI) Europe, Australia and the Far East (EAFE) Index is an unmanaged index based on share prices of approximately 1,100 companies listed on stock exchanges around the world. Twenty countries are included in the index's portfolio. Index returns are for the periods beginning February 28, 1995.
(3) The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is a market-weighted aggregate of 26 individual emerging country indices and takes into account local and market restrictions on share ownership by foreigners. Index returns are for the periods beginning May 31, 1996.
(4) The Morgan Stanley Capital International (MSCI) Europe Index is a broad-based, unmanaged index based on the share prices of common stocks in each of fourteen European countries. Index returns are for the periods beginning July 31, 1997, for Primary Class and December 31, 1990, for Class A.
(5) Prior to July 21, 1997, the Fund operated as a closed-end fund which reinvested all dividends and distributions at an average reported sales price on the New York Stock Exchange. The initial investment for Europe Fund Class A shares is net of the 4.75% sales charge.

Industry Diversification
Legg Mason Global Trust, Inc.
December 31, 2000 (Unaudited)

International Equity Trust

                               % OF NET
                                ASSETS     VALUE
--------------------------------------------------
                                             (000)
Aerospace & Defense               0.9%    $  1,687
Auto Components                   0.9        1,573
Automobiles                       3.0        5,466
Banks                            15.4       28,002
Beverages                         0.5          885
Building Products                 1.0        1,842
Chemicals                         0.4          788
Commercial Services &
  Supplies                        1.3        2,430
Communications Equipment          5.2        9,386
Computer & Peripherals            0.3          524
Construction & Engineering        0.9        1,637
Diversified Financials            5.9       10,765
Diversified
  Telecommunications              4.3        7,886
Electric Utilities                0.8        1,373
Electrical Equipment              0.8        1,509
Electronic Equipment &
  Instruments                     5.1        9,179
Food & Drug Retailing             3.4        6,155
Food Products                     3.9        7,154
Gas Utilities                     0.9        1,543
Health Care Equipment             1.1        2,016
Hotels, Restaurants & Leisure     0.4          729
Household Durables                1.3        2,434
Household Products                0.7        1,267
Industrial Conglomerates          0.7        1,306

                               % OF NET
                                ASSETS     VALUE
--------------------------------------------------
                                             (000)
Insurance                         6.4%    $ 11,620
IT Consulting & Services          0.9        1,567
Leisure Equipment & Products      0.6        1,035
Machinery                         0.4          680
Marine                            0.6        1,069
Media                             3.1        5,621
Metals & Mining                   0.8        1,434
Office Electronics                0.8        1,401
Oil & Gas                         5.4        9,811
Pharmaceuticals                   8.8       15,915
Real Estate                       0.3          600
Road & Rail                       0.6        1,119
Semiconductor Equipment &
  Products                        3.3        6,050
Software                          0.8        1,474
Textiles & Apparel                2.0        3,656
Trading Companies &
  Distributors                    0.4          655
Water Utilities                   0.4          694
Wireless Telecommunication
  Services                        3.4        6,185
Short-Term Investments            2.9        5,191
                                -----     --------
Total Investment Portfolio      101.0      183,313
Other Assets Less Liabilities    (1.0)      (1,743)
                                -----     --------
NET ASSETS                      100.0%    $181,570
                                =====     ========

Emerging Markets Trust

                                % OF NET
                                 ASSETS     VALUE
--------------------------------------------------
                                             (000)
Aerospace & Defense                1.9%    $ 1,427
Automobiles                        2.8       2,128
Banks                              8.7       6,535
Beverages                          3.9       2,887
Communications Equipment           4.5       3,388
Computer & Peripherals             0.8         603
Construction Materials             1.2         928
Diversified Financials             2.1       1,581
Diversified Telecommunications    11.7       8,746
Electric Utilities                 5.8       4,371
Electrical Equipment               0.4         263
Electronic Equipment &
  Instruments                      0.8         575
Food & Drug Retailing              1.1         795
Food Products                     N.M.          26
Household Durables                 2.2       1,622
Industrial Conglomerates           4.5       3,383
Internet Software & Services       0.3         220
IT Consulting & Services           3.7       2,765
Marine                             1.2         892
Media                              1.6       1,177
Metals & Mining                    5.1       3,803
Multiline Retail                   3.0       2,278
Oil & Gas                          6.9       5,184
Paper & Forest Products            1.1         835
Real Estate                        0.9         665
Semiconductor Equipment &
  Products                         8.2       6,134
Software                           0.9         689
Speciality Retail                  0.2         151
Tobacco                            0.4         334
Transportation Infrastructure      0.7         516
Wireless Communication
  Services                        11.9       8,898
Short-Term Investments             0.3         205
                                 -----     -------
Total Investment Portfolio        98.8      74,004
Other Assets Less Liabilities      1.2         864
                                 -----     -------
NET ASSETS                       100.0%    $74,868
                                 =====     =======

----------

N.M. -- Not meaningful.

Europe Fund

                                % OF NET
                                 ASSETS     VALUE
--------------------------------------------------
                                             (000)
Automobiles                        2.1%    $ 1,843
Banks                             10.4       9,231
Beverage                           3.2       2,886
Biotechnology                      1.6       1,410
Commercial Services & Supplies     4.4       3,927
Communications Equipment          11.7      10,433
Construction & Engineering         1.6       1,450
Diversified Financials             8.2       7,312
Diversified Telecommunications     5.1       4,506
Electrical Equipment               1.3       1,129
Electronic Equipment &
  Instruments                      1.3       1,180
Food & Drug Retailing              2.1       1,883
Health Care Equipment              1.5       1,327
Insurance                         10.7       9,532
IT Consulting & Services           4.5       4,037
Media                              4.8       4,224
Miscellaneous Manufacturing        1.9       1,650
Oil & Gas                          7.6       6,717
Pharmaceuticals                    8.4       7,428
Semiconductor Equipment &
  Products                         1.3       1,157
Wireless Communication
  Services                         7.5       6,666
                                 -----     -------
Total Investment Portfolio       101.2      89,928
Other Assets Less Liabilities     (1.2)     (1,040)
                                 -----     -------
NET ASSETS                       100.0%    $88,888
                                 =====     =======

Statement of Net Assets
Legg Mason Global Trust, Inc.
December 31, 2000
(Amounts in Thousands)

Global Income Trust

                                                        Rate     Maturity Date     Par (L)           Value
-----------------------------------------------------------------------------------------------------------
Long-Term Investments -- 100.2%
British Sterling -- 6.4%
Corporate Bonds and Notes -- 5.9%
  Banking and Finance -- 1.0%
  Bank of Scotland Capital Funding                      8.117%     5/31/10                120       $   189(G)
  Gala Group Holdings PLC                              12.000%     6/1/10                  40            61(B)
  Welcome Break Financial PLC                           8.284%     9/1/17                 200           350
                                                                                                    -------
                                                                                                        600
                                                                                                    -------
  Diversified Services -- 0.1%
  Luxfer Holdings PLC                                  10.125%     5/1/09                  50            71
                                                                                                    -------
  Food, Beverage and Tobacco -- 1.3%
  Gallaher Group                                        6.625%     5/21/09                500           731
                                                                                                    -------
  Food -- 1.2%
  Tesco plc                                             6.625%    10/12/10                445           677
                                                                                                    -------
  Media and Entertainment -- 1.0%
  Carlton Communications plc                            5.625%     3/2/09                 400           559
                                                                                                    -------
  Oil and Gas (Exploration and Production) -- 0.9%
  Enterprise Oil plc                                    7.250%     7/8/09                 350           546
                                                                                                    -------
  Publishing -- 0.1%
  Polestar Corporation plc                             10.500%     5/30/08                 50            45
                                                                                                    -------
  Telecommunications -- 0.3%
  Energis plc                                           9.125%     3/15/10                 50            68
  Telewest Communications plc                           9.875%     2/1/10                  70            79
                                                                                                    -------
                                                                                                        147
                                                                                                    -------
Total Corporate Bonds and Notes                                                                       3,376
                                                                                                    -------
Foreign Government Obligations -- 0.5%
  United Kingdom of Great Britain and Northern
    Ireland                                             8.000%     12/7/15                140           283
                                                                                                    -------
Total British Sterling                                                                                3,659
-----------------------------------------------------------------------------------------------------------
Danish Krone -- 5.7%
Corporate Bonds and Notes -- 5.7%
  Banking and Finance -- 5.7%
  Nykredit                                              6.000%     10/1/29             12,986         1,567
  Nykredit                                              7.000%     10/1/32              9,926         1,235
  Unikredit Realkredit                                  6.000%     7/1/29               3,804           459
                                                                                                    -------
Total Danish Krone                                                                                    3,261
-----------------------------------------------------------------------------------------------------------

Legg Mason Global Trust, Inc.

                                                        Rate     Maturity Date     Par (L)           Value
-----------------------------------------------------------------------------------------------------------
Euro -- 8.0%
Corporate Bonds and Notes -- 4.3%
  Banking and Finance -- 1.0%
  Lloyds TSB Capital 1                                  7.375%    12/29/49                625       $   540(G)
                                                                                                    -------
  Building Materials -- 0.2%
  American Standard, Inc.                               7.125%     6/1/06                  80            72
  Friedrich Grohe AG                                   11.500%    11/15/10                 60            58(B)
                                                                                                    -------
                                                                                                        130
                                                                                                    -------
  Capital Goods -- 0.1%
  Kappa Beheer B.V.                                    10.625%     7/15/09                 70            67
                                                                                                    -------
  Industrial -- 0.2%
  Vantico Group SA                                     12.000%     8/1/10                 150           123(B)
                                                                                                    -------
  Manufacturing (Diversified) -- 1.4%
  Alfa Laval AB                                        12.125%    11/15/10                 80            79(B)
  FKI plc                                               6.625%     2/22/10                800           734
                                                                                                    -------
                                                                                                        813
                                                                                                    -------
  Oil and Gas -- 0.1%
  Petroplus Funding BV                                 10.500%    10/15/10                 70            67(B)
                                                                                                    -------
  Paper and Forest Products -- 0.7%
  Stora Enso Oyj                                        6.375%     6/29/07                400           374
                                                                                                    -------
  Real Estate -- 0.1%
  Jones Lang Lasalle Finance Inc.                       9.000%     6/15/07                 65            63
                                                                                                    -------
  Telecommunications -- 0.4%
  COLT Telecom Group plc                                7.625%    12/15/09                 60            52
  NTL Communications Corporation                        9.875%    11/15/09                 80            61
  PSINet Inc.                                          10.500%     12/1/06                130            43
  United Pan-Europe Communications N.V.                10.875%     8/1/09                  80            47
                                                                                                    -------
                                                                                                        203
                                                                                                    -------
  Transportation -- 0.1%
  CHC Helicopter Corporation                           11.750%     7/15/07                 80            79
                                                                                                    -------
Total Corporate Bonds and Notes                                                                       2,459
                                                                                                    -------
Foreign Government Obligations -- 3.7%
  Federal Republic of Germany                           5.250%     7/4/10                 650           627
  French Republic                                       5.000%     7/12/05              1,200         1,145
  Italian Republic                                      6.000%     5/1/31                 350           341
                                                                                                    -------
Total Foreign Government Obligations                                                                  2,113
                                                                                                    -------
Total Euro                                                                                            4,572
-----------------------------------------------------------------------------------------------------------

                                                        Rate     Maturity Date     Par (L)           Value
-----------------------------------------------------------------------------------------------------------
Greek Drachma -- 3.0%
Foreign Government Obligations -- 3.0%
  Hellenic Republic                                     5.950%     3/24/05            365,000       $ 1,040
  Hellenic Republic                                     6.000%     5/19/10            240,000           687
                                                                                                    -------
Total Greek Drachma                                                                                   1,727
-----------------------------------------------------------------------------------------------------------
Hungarian Forint -- 0.5%
Foreign Government Obligations -- 0.5%
  Republic of Hungary                                  12.500%     4/12/02             85,000           309
-----------------------------------------------------------------------------------------------------------
Japanese Yen -- 9.9%
  Foreign Government Obligations -- 9.9%
  Government of Japan                                   1.200%    12/20/05            640,000         5,665
-----------------------------------------------------------------------------------------------------------
New Zealand Dollar -- 1.2%
  Foreign Government Obligations -- 1.2%
  New Zealand                                           7.000%     7/15/09                750           353
  New Zealand                                           6.000%    11/15/11                750           331
                                                                                                    -------
Total New Zealand Dollar                                                                                684
-----------------------------------------------------------------------------------------------------------
Norwegian Krone -- 2.2%
  Foreign Government Obligations -- 2.2%
  Kingdom of Norway                                     5.500%     5/15/09             11,200         1,232
-----------------------------------------------------------------------------------------------------------
Polish Zloty -- 2.3%
Foreign Government Obligations -- 2.3%
  Republic of Poland                                    8.500%    10/12/04              6,400         1,296
-----------------------------------------------------------------------------------------------------------
Swedish Krona -- 1.1%
Corporate Bonds and Notes -- 1.1%
  Banking and Finance -- 1.1%
  AB Spintab                                            5.750%     6/15/05              6,000           652
-----------------------------------------------------------------------------------------------------------
Turkish Lira -- 1.0%
Foreign Government Obligations -- 1.0%
  Republic of Turkey                                    0.000%     5/23/01        490,000,000           578(D)
-----------------------------------------------------------------------------------------------------------
United States Dollar -- 58.9%
Corporate Bonds and Notes -- 14.8%
  Auto Parts and Equipment -- 1.7%
  American Axle & Manufacturing Holdings, Inc.          9.750%     3/1/09                  14            12
  J. L. French Automotive Casting                      11.500%     6/1/09                 100            54
  Oxford Automotive, Inc.                              10.125%     6/15/07                 22            16
  Tenneco Automotive Inc.                              11.625%    10/15/09                100            47
  TRW Inc.                                              7.750%     6/1/29               1,000           820
                                                                                                    -------
                                                                                                        949
                                                                                                    -------

Legg Mason Global Trust, Inc.

Global Income Trust -- Continued

                                                        Rate     Maturity Date     Par (L)           Value
-----------------------------------------------------------------------------------------------------------
United States Dollar -- Continued
Corporate Bonds and Notes -- Continued
  Banking and Finance -- 6.5%
  Associates Corporation of North America               5.800%     4/20/04                750       $   737
  Banque de Tunisie                                     8.250%     9/19/27              1,000           855(A)
  Ford Motor Credit Company                             7.600%     8/1/05                 500           514
  Lehman Brothers Holdings Inc.                         6.625%     4/1/04                 500           497
  PSA Corporation Limited                               7.125%     8/1/05                 350           364(A,B)
  SB Treasury Company LLC                               9.400%    12/29/49                500           501(B,G)
  The Bank of Tokyo-Mitsubishi, Ltd.                    8.400%     4/15/10                225           240(A)
                                                                                                    -------
                                                                                                      3,708
                                                                                                    -------
  Building Materials -- N.M.
  American Standard Companies, Inc.                     7.625%     2/15/10                 25            24
                                                                                                    -------
  Cable -- 0.4%
  Adelphia Communications Corporation                   7.875%     5/1/09                  65            54
  Charter Communication Holdings LLC                    8.625%     4/1/09                 125           112
  Classic Cable Inc.                                   10.500%     3/1/10                 125            50
  CSC Holdings Inc.                                     8.125%     7/15/09                 30            30
                                                                                                    -------
                                                                                                        246
                                                                                                    -------
  Chemicals -- 1.1%
  Avecia Group plc                                     11.000%     7/1/09                  39            38(A)
  Georgia Gulf Corporation                             10.375%     11/1/07                 20            19
  Hercules Incorporated                                11.125%    11/15/07                 50            50(B)
  Huntsman ICI Holdings LLC                             0.000%    12/31/09                200            55(D)
  Rohm and Haas Company                                 7.400%     7/15/09                450           461
                                                                                                    -------
                                                                                                        623
                                                                                                    -------
  Construction and Machinery -- 0.1%
  Terex Corporation                                     8.875%     4/1/08                  34            29
  The Ryland Group, Inc.                                9.750%     9/1/10                   5             5
                                                                                                    -------
                                                                                                         34
                                                                                                    -------
  Containers and Packaging (Paper) -- 0.1%
  Riverwood International Corporation                  10.875%     4/1/08                  38            34
                                                                                                    -------
  Electric -- 0.2%
  CMS Energy Corporation                                9.875%    10/15/07                 75            79
  The AES Corporation                                   9.500%     6/1/09                  25            25
                                                                                                    -------
                                                                                                        104
                                                                                                    -------
  Electronics -- 0.1%
  Flextronics International Ltd.                        9.875%     7/1/10                  36            35(A,B)
                                                                                                    -------

                                                        Rate     Maturity Date     Par (L)           Value
-----------------------------------------------------------------------------------------------------------
United States Dollar -- Continued
Corporate Bonds and Notes -- Continued
  Energy -- 0.2%
  Calpine Corporation                                   8.625%     8/15/10                 25       $    24
  P&L Coal Holdings Corporation                         9.625%     5/15/08                 75            75
                                                                                                    -------
                                                                                                         99
                                                                                                    -------
  Environmental Services -- 0.9%
  Allied Waste North America Incorporated              10.000%     8/1/09                 125           117
  Waste Management, Inc.                                6.875%     5/15/09                450           423
                                                                                                    -------
                                                                                                        540
                                                                                                    -------
  Gaming -- N.M.
  Venetian Casino Resort LLC                           12.250%    11/15/04                 30            30
                                                                                                    -------
  Industrial -- N.M.
  United Rentals, Inc.                                  9.250%     1/15/09                  3             2
                                                                                                    -------
  Industrial Services -- 0.1%
  Blount International Inc.                            13.000%     8/1/09                 100            77
                                                                                                    -------
  Media -- 0.6%
  News America Holdings Incorporated                    8.500%     2/23/25                310           324
                                                                                                    -------
  Medical Supplies/Services -- N.M.
  Fresenius Medical Care Capital Trust I                9.000%     12/1/06                 29            28
                                                                                                    -------
  Oil and Gas (Drilling and Equipment) -- 0.1%
  Cheasapeake Energy Corporation                        9.625%     5/1/05                  50            52
                                                                                                    -------
  Oil and Gas (Exploration and Production) -- 0.1%
  Triton Energy Limited                                 8.875%     10/1/07                 60            61(A)
                                                                                                    -------
  Telecommunications -- 1.9%
  AirGate PCS, Inc.                                     0.000%     10/1/09                125            71(G)
  Crown Castle International Corp.                     10.750%     8/1/11                  75            77
  Dobson Communications Corporation                    10.875%     7/1/10                  75            74
  Focal Communications Corporation                     11.875%     1/15/10                 80            55
  Global Crossing Holdings Limited                      9.500%    11/15/09                 75            71(A)
  IMPSAT Fiber Networks Inc.                           13.750%     2/15/05                300           199
  Koninklijke (Royal) KPN NV                            8.375%     10/1/30                 70            64(A,B)
  Level 3 Communications, Inc.                          9.125%     5/1/08                  50            40
  McLeodUSA Incorporated                                8.125%     2/15/09                100            86
  Metromedia Fiber Network, Inc.                       10.000%    12/15/09                100            83
  Nextel Communications, Inc.                           9.375%    11/15/09                 26            24
  PSINet Inc.                                          11.000%     8/1/09                  75            21
  US Unwired Inc.                                       0.000%     11/1/09                 19             8(G)
  VoiceStream Wireless Corporation                     10.375%    11/15/09                111           120

Legg Mason Global Trust, Inc.

Global Income Trust -- Continued

                                                        Rate     Maturity Date     Par (L)           Value
-----------------------------------------------------------------------------------------------------------
United States Dollar -- Continued
Corporate Bonds and Notes -- Continued
  Telecommunications -- Continued
  Winstar Communications, Inc.                         12.750%     4/15/10                 37       $    25
  XO Communications, Inc.                              10.750%     6/1/09                 100            82
                                                                                                    -------
                                                                                                      1,100
                                                                                                    -------
  Transportation -- 0.1%
  Avis Group Holdings, Inc.                            11.000%     5/1/09                  75            81
                                                                                                    -------
  Utilities -- 0.6%
  Korea Electric Power Corporation                      7.750%     4/1/13                 330           317(A)
                                                                                                    -------
Total Corporate Bonds and Notes                                                                       8,468
                                                                                                    -------
Asset-Backed Securities -- 0.3%
  Fixed-Rate Securities -- 0.2%
  Contimortgage Home Equity Loan Trust                  6.420%     4/25/14                132           132
                                                                                                    -------
  Indexed Securities -- 0.1%
  SLM Student Loan Trust 1998-2                         6.918%     4/25/07                 44            44(C)
                                                                                                    -------
Total Asset-Backed Securities                                                                           176
                                                                                                    -------
Mortgage-Backed Securities -- 0.4%
  Stripped Securities -- 0.4%
  GMAC Commercial Mortgage Security Incorporated        1.018%     7/15/09              7,900           220(B,H1)
                                                                                                    -------
U.S. Government and Agency Obligations -- 13.3%
  Fixed-Rate Securities -- 6.5%
  Fannie Mae                                            6.625%     9/15/09                 30            31
  Fannie Mae                                            6.210%     8/6/38                  60            59
  Freddie Mac                                           5.750%     3/15/09                 40            39
  Freddie Mac                                           6.625%     9/15/09                450           469
  Freddie Mac                                           6.875%     9/15/10                 60            64
  Freddie Mac                                           6.750%     9/15/29                200           214
  Tennessee Valley Authority                            5.375%    11/13/08                170           163
  Tennessee Valley Authority                            6.750%     11/1/25                140           147
  United States Treasury Bonds                          6.125%     8/15/29              1,355         1,474
  United States Treasury Notes                          6.000%     8/15/09              1,000         1,055
                                                                                                    -------
                                                                                                      3,715
                                                                                                    -------
  Indexed Securities -- 4.8%
  United States Treasury Inflation-Indexed Security     3.625%     1/15/08                442           438(F)
  United States Treasury Inflation-Indexed Security     3.625%     4/15/28              1,318         1,293(F)
  United States Treasury Inflation-Indexed Security     3.875%     4/15/29              1,005         1,031(F)
                                                                                                    -------
                                                                                                      2,762
                                                                                                    -------

                                                        Rate     Maturity Date     Par (L)           Value
-----------------------------------------------------------------------------------------------------------
United States Dollar -- Continued
U.S. Government and Agency Obligations -- Continued
  Stripped Securities -- 2.0%
  United States Treasury Bonds                          0.000%     2/15/19              3,020       $ 1,090(H2)
  United States Treasury Bonds                          0.000%    11/15/27                 80            18(H2)
                                                                                                    -------
                                                                                                      1,108
                                                                                                    -------
Total U.S. Government and Agency Obligations                                                          7,585
                                                                                                    -------
U.S. Government Agency Mortgage-Backed Securities -- 20.2%
  Fixed-Rate Securities -- 20.2%
  Fannie Mae                                            6.500%     5/1/29               1,614         1,592
  Fannie Mae                                            6.500%     7/1/29                 664           654
  Fannie Mae                                            6.500%     12/1/29                988           974
  Fannie Mae                                            6.500%     1/1/30                 990           976
  Fannie Mae                                            6.500%     2/1/30                 989           975
  Fannie Mae                                            7.500%     2/1/30               2,882         2,925
  Fannie Mae                                            7.500%     1/1/31                 500           508(E)
  Freddie Mac                                           6.500%     8/1/29               2,300         2,270
  Government National Mortgage Association              7.000%     8/15/28                196           197
  Government National Mortgage Association              7.000%     1/1/31                 500           502(E)
                                                                                                    -------
Total U.S. Government Agency Mortgage-Backed Securities                                              11,573
                                                                                                    -------
Foreign Government Obligations -- 9.9%
  Fixed-Rate Securities -- 9.2%
  Argentine Republic                                    0.000%    10/15/02                 40            34(A,D)
  Argentine Republic                                    0.000%    10/15/04                130            85(A,D)
  Federative Republic of Brazil                         8.000%     4/15/14                382           294(A,J)
  Federative Republic of Brazil                        11.000%     8/17/40                584           477(A)
  Republic of Colombia                                 11.750%     2/25/20                225           193(A)
  Republic of Peru                                      4.500%     3/7/17                  20            13(A,G)
  Republic of Peru                                      4.500%     3/7/17                 210           136(A,B,G)
  Republic of Poland                                    6.000%    10/27/14                210           201(A,G)
  Republic of South Korea                               8.875%     4/15/08                 20            22(A)
  Republic of the Philippines                           9.875%     1/15/19                140           111(A)
  Republic of the Philippines                           9.500%    10/21/24                125           115(A)
  Republic of the Philippines                          10.625%     3/16/25                100            82(A)
  Republic of Turkey                                   11.875%     1/15/30                 10             9(A)
  State of Qatar                                        9.750%     6/15/30              1,000         1,002(A,B)
  United Mexican States                                10.375%     2/17/09              1,410         1,548(A)
  United Mexican States                                11.500%     5/15/26                755           919(A)
                                                                                                    -------
                                                                                                      5,241
                                                                                                    -------

Legg Mason Global Trust, Inc.

Global Income Trust -- Continued

                                                        Rate     Maturity Date     Par (L)           Value
-----------------------------------------------------------------------------------------------------------
United States Dollar -- Continued
Foreign Government Obligations -- Continued
  Indexed Securities -- 0.7%
  Argentine Republic                                    7.625%     3/31/05                 67       $    60(A,C)
  Republic of Bulgaria                                  7.750%     7/28/11                150           113(A,C)
  Republic of Panama                                    7.750%     7/17/16                333           253(A,C)
                                                                                                    -------
                                                                                                        426
                                                                                                    -------
Total Foreign Government Obligations                                                                  5,667
                                                                                                    -------
Warrants -- N.M.
  AT&T Latin America Corporation                                                           18          N.M.
                                                                                                    -------
Total United States Dollar                                                                           33,689
                                                                                                    -------
Total Long-Term Investments (Identified
  Cost -- $56,992)                                                                                   57,324
-----------------------------------------------------------------------------------------------------------
Short-Term Investments -- 0.8%
Options Purchased(K) -- 0.2%
  Eurodollar Futures Call, July 2001, Strike Price
    $94.25                                                                                 23(I)         62
  Eurodollar Futures Call, October 2001, Strike Price
    $93.50                                                                                100(I)         69
  USD Put/GBP Call, October 2001, Strike Price $1.464                                   6,000(I)          2
                                                                                                    -------
                                                                                                        133
                                                                                                    -------
Repurchase Agreements -- 0.6%
  J.P. Morgan Chase & Co., Inc.
    6.4%, dated 12/29/00, to be repurchased at
    $143 on 1/2/01 (Collateral: $142 Fannie Mae
    notes, 6.375%, due 6/15/09, value $146)                                      $        143           143
  Merrill Lynch Government Securities, Inc.
    6.45%, dated 12/29/00, to be repurchased at
    $200 on 1/2/01 (Collateral: $210 Fannie Mae
    notes, 5.25%, due 1/15/09, value $211)                                                200           200
                                                                                                    -------
                                                                                                        343
                                                                                                    -------
Total Short-Term Investments (Identified Cost -- $427)                                                  476
-----------------------------------------------------------------------------------------------------------
Total Investments -- 101.0% (Identified Cost -- $57,419)                                            $57,800
Other Assets Less Liabilities -- (1.0)%                                                                (562)
                                                                                                    -------

NET ASSETS -- 100.0%                                                                                $57,238
                                                                                                    -------


--------------------------------------------------------------------------------------
NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to
  6,936 shares outstanding                                                     $64,116
Under/(over) distributed net investment income                                     646
Accumulated net realized gain/(loss) on investments and
  currency transactions                                                         (6,963)
Unrealized appreciation/(depreciation) of investments and
  currency transactions                                                           (561)
                                                                               -------

NET ASSETS -- 100.0%                                                           $57,238
                                                                               =======

NET ASSET VALUE PER SHARE                                                        $8.25
                                                                               =======

                                                              Expiration       Actual        Appreciation/
                                                                 Date        Contracts       (Depreciation)
-----------------------------------------------------------------------------------------------------------
Futures Contracts Purchased(K)
U.S. Treasury Bond Futures                                    March 2001         3                $ 7
U.S. Treasury Note Futures                                    March 2001         5                  7
                                                                                                  ---
                                                                                                  $14
                                                                                                  ---
-----------------------------------------------------------------------------------------------------------

(A) Yankee Bond -- A dollar-denominated bond issued in the U.S. by foreign entities.

(B) Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 4.8% of net assets.

(C) Indexed Security -- The rates of interest earned on these securities are tied to the London Interbank Offered Rate (LIBOR), the Consumer Price Index
    (CPI), or the One-Year Treasury Constant Maturity Rate.

(D) Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.

(E) When-issued security -- Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.

(F) U.S. Treasury Inflation-Indexed Security -- U.S. Treasury security whose principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.

(G) Stepped-coupon security -- A security with a predetermined schedule of interest or dividend rate change.

(H) Stripped Security -- Security with interest-only or principal-only payment streams, denoted by the superscript 1 or 2, respectively.

(I) Par represents actual number of contracts.

(J) Front-Loaded Interest Reduction Bond (FLIRB) -- Security pays a portion of the coupon in cash and a portion is capitalized as an increase in par value.

(K) Options and futures are described in more detail in the notes to financial statements.

(L) Securities are grouped by the currencies in which they were issued, and the par amounts are also in the issuance currency.

N.M. --  Not meaningful.

See notes to financial statements.

Statement of Net Assets
Legg Mason Global Trust, Inc.
December 31, 2000
(Amounts in Thousands)

International Equity Trust

                                                              Shares/Par        Value
---------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 97.6%

Australia -- 1.0%
  National Australia Bank Limited                                    67        $  1,067
  Westpac Banking Corporation Limited                               110             808
                                                                               --------
                                                                                  1,875
                                                                               --------

Belgium -- 2.7%
  Agfa Gevaert NV                                                   125           2,973
  Fortis                                                             50           1,621
  Interbrew                                                          10             362(A)
                                                                               --------
                                                                                  4,956
                                                                               --------

Brazil -- 0.5%
  Embraer -- Empresa Brasileira de Aeronautica S.A.                  50             317
  Petroleo Brasileiro S.A. -- Petrobras ADR                          21             530(A)
                                                                               --------
                                                                                    847
                                                                               --------

Canada -- 2.1%
  Bombardier Inc.                                                    76           1,173
  C-MAC Industries Inc.                                              18             799(A)
  Canadian Imperial Bank of Commerce                                 24             741
  Canadian Pacific Limited                                           39           1,120
                                                                               --------
                                                                                  3,833
                                                                               --------

China -- 0.1%
  UTStarcom, Inc. ADR                                                 7             108(A)
                                                                               --------

Denmark -- 1.5%
  Danske Bank                                                        70           1,260
  William Demant A/S                                                 33           1,508
                                                                               --------
                                                                                  2,768
                                                                               --------

Finland -- 2.8%
  Nokia Oyj                                                         111           4,933
  Sampo Insurance Company Ltd.                                        3             162
                                                                               --------
                                                                                  5,095
                                                                               --------

France -- 12.0%
  Alcatel SA                                                         46           2,602
  Assurances Generales de France (AGF)                               31           2,133
  Aventis S.A.                                                       14           1,185
  Cap Gemini SA                                                       5             871

                                                              Shares/Par        Value
---------------------------------------------------------------------------------------
France -- Continued
  Christian Dior SA                                                  29        $  1,371
  CNP Assurances                                                     27           1,070
  Etablissements Economiques du Casino Guichard-Perrachon SA         20           2,017
  Gemplus International SA                                           90             798(A)
  PSA Peugeot Citroen                                                 9           2,116
  Publicis Groupe                                                     2              78
  Renault SA                                                         22           1,126
  Sanofi-Synthelabo SA                                               30           2,013
  STMicroelectronics N.V.                                            28           1,205
  TotalFinaElf S.A.                                                  10           1,478
  Vivendi Universal SA                                               27           1,791
                                                                               --------
                                                                                 21,854
                                                                               --------

Germany -- 2.3%
  Bayer AG                                                           15             784
  Deutsche Bank AG                                                   21           1,774
  Muenchener Rueckversicherungs -- Gesellschaft AG                    4           1,574
                                                                               --------
                                                                                  4,132
                                                                               --------

Hong Kong -- 3.0%
  Brilliance China Automotive Holdings Limited                    3,000             817
  Dao Heng Bank Group Ltd.                                          319           1,820
  Hutchison Whampoa Limited                                         113           1,413
  Peregrine Investment Holdings Limited                             256            N.M.(A,B)
  Swire Pacific Limited                                             184           1,317
                                                                               --------
                                                                                  5,367
                                                                               --------

Hungary -- 0.2%
  Gedeon Richter Rt.                                                  6             367
                                                                               --------

Ireland -- 1.1%
  Bank of Ireland                                                   113           1,119
  Irish Life & Permanent plc                                         76             938
                                                                               --------
                                                                                  2,057
                                                                               --------

Italy -- 2.6%
  Banca Nazionale del Lavoro (BNL)                                  227             696(A)
  Bulgari S.p.A.                                                     89           1,096
  ENI S.p.A.                                                        304           1,939
  Pirelli S.p.A.                                                    294           1,047
                                                                               --------
                                                                                  4,778
                                                                               --------

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                              Shares/Par        Value
---------------------------------------------------------------------------------------
Japan -- 18.7%
  ANRITSU CORPORATION                                                34        $    803
  Asahi Glass Company, Limited                                      223           1,839
  CANON INC.                                                         40           1,400
  Citizen Watch Co., Ltd.                                           163           1,188
  DAIICHI PHARMACEUTICAL CO., LTD.                                   77           2,290
  DAITO TRUST CONSTRUCTION CO., LTD.                                 43             764
  Heiwa Corporation                                                  54             690
  ITOCHU TECHNO-SCIENCE Corporation                                   5             927
  KEYENSE CORPORATION                                                 5           1,323
  KONAMI Co., Ltd.                                                    9             675
  KYOCERA CORPORATION                                                13           1,418
  Matsushita Electric Industrial Co., Ltd.                           25             597
  MITSUI & CO., LTD.                                                104             654
  Mitsui O.S.K. Lines, Ltd.                                         581           1,067
  MURATA MANUFACTURING COMPANY, LTD.                                 20           2,332
  Net One Systems Co., Ltd.                                        N.M.             523
  NGK SPARK PLUG Co., Ltd.                                           54             789
  NIPPON MITSUBISHI OIL CORPORATION                                 145             698
  NIPPON TELEGRAPH AND TELEPHONE CORPORATION                       N.M.           1,044
  NITTO DENKO CORPORATION                                            17             461
  NSK Ltd.                                                          111             679
  NTT DoCoMo, Inc.                                                 N.M.             672
  Promise Co., Ltd.                                                  10             716
  ROHM COMPANY LIMITED                                                9           1,708
  SANKYO CO., LTD.                                                   13             343
  SANYO ELECTRIC CO., LTD.                                           75             623
  SECOM CO., LTD.                                                     7             456
  SKYLARK CO., LTD.                                                  26             728
  SONY CORPORATION                                                    9             601
  Stanley Electric Co., Ltd.                                         86             782
  Takeda Chemical Industries, Ltd.                                   26           1,537
  The Bank of Iwate, Ltd.                                          N.M.               1
  The Nomura Securities Co., Ltd.                                    12             216
  Toyota Motor Corporation                                           44           1,405
  YAKULT HONSHA CO., LTD                                            163           1,896
                                                                               --------
                                                                                 33,845
                                                                               --------

Mexico -- 0.3%
  Fomento Economico Mexicana, S.A. de C.V. ADR                        7             209
  Fomento Economico Mexicano, S.A. de C.V.                          105             314
                                                                               --------
                                                                                    523
                                                                               --------

                                                              Shares/Par        Value
---------------------------------------------------------------------------------------
Netherlands -- 9.7%
  ABN AMRO Holding NV                                                61        $  1,378
  Buhrmann NV                                                        39           1,046
  CSM NV                                                             51           1,267
  Elsevier NV                                                       150           2,206
  ING Groep N.V.                                                     35           2,804
  Koninklijke (Royal) Philips Electronics N.V.                       60           2,189
  Koninklijke Ahold NV                                               48           1,558
  Royal Dutch Petroleum Company                                      62           3,824
  Unilever NV                                                        20           1,253
                                                                               --------
                                                                                 17,525
                                                                               --------

Norway -- 0.5%
  Orkla ASA                                                          49             964
                                                                               --------
Portugal -- 2.0%
  Electricidade de Portugal, S.A. (EDP)                             416           1,373
  Portugal Telecom, S.A.                                            252           2,308
                                                                               --------
                                                                                  3,681
                                                                               --------

Singapore -- 1.3%
  Keppel Land Limited                                               378             600
  Overseas Union Bank Limited                                       188             880
  Singapore Exchange limited                                        634             476(A)
  Venture Manufacturing (Singapore) Ltd.                             70             469
                                                                               --------
                                                                                  2,425
                                                                               --------

South Korea -- 0.4%
  SK Telecom Co., Ltd.                                                4             730
                                                                               --------
Spain -- 4.7%
  Acerinox, S.A.                                                     47           1,434
  Banco Bilbao Vizcaya Argentaria, S.A.                             117           1,743
  Banco Popular Espanol SA                                           31           1,066
  Gas Natural SDG, S.A.                                              85           1,543
  Telefonica, S.A.                                                  166           2,738(A)
                                                                               --------
                                                                                  8,524
                                                                               --------

Sweden -- 2.8%
  ForeningsSparbanken AB (Swedbank)                                 128           1,965
  Nordic Baltic Holding (NBH) AB                                    201           1,525(A)

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                              Shares/Par        Value
---------------------------------------------------------------------------------------
Sweden -- Continued
  Skanska AB                                                         21        $    872
  Telefonaktiebolaget LM Ericsson AB                                 63             712
                                                                               --------
                                                                                  5,074
                                                                               --------

Switzerland -- 6.4%
  Baloise Holding Ltd.                                                2           1,669
  Credit Suisse Group                                                 9           1,758
  Nestle SA                                                           1           1,772
  Novartis AG                                                         1           2,457
  Roche Holding AG                                                 N.M.           1,670
  Swiss Re                                                            1           1,774
  Synthes-Stratec Inc.                                                1             510
                                                                               --------
                                                                                 11,610
                                                                               --------

United Kingdom -- 18.9%
  AstraZeneca Group plc                                              16             807
  AWG plc                                                            81             695
  Barratt Developments plc                                          139             611
  BP Amoco Plc                                                      166           1,343
  British Telecommunications plc                                    132           1,132
  CGNU PLC                                                           46             743
  Cookson Group plc                                                 497           1,307
  GlaxoSmithKline plc                                               127           3,585
  HSBC Holdings plc                                                 199           2,928
  Iceland Group Plc                                                 182             876
  Lloyds TSB Group plc                                               67             710
  Logica plc                                                         27             696
  Man (E D & F) Group plc                                           128           1,184
  Northern Rock plc                                                  55             356
  Old Mutual plc                                                    408           1,013
  Pearson plc                                                        65           1,548
  Reckitt Benckiser plc                                              92           1,268
  Royal & Sun Alliance Insurance Group plc                          182           1,561
  Royal Bank of Scotland Group plc                                   87           2,065
  Safeway plc                                                       382           1,706
  Spirent plc                                                       113           1,031
  Standard Chartered plc                                            164           2,371
  Vodafone Group PLC                                              1,304           4,786
                                                                               --------
                                                                                 34,322
                                                                               --------
Total Common Stock and Equity Interests (Identified Cost -- $176,137)           177,260
---------------------------------------------------------------------------------------

                                                              Shares/Par        Value
---------------------------------------------------------------------------------------
Preferred Shares -- 0.5%
Brazil -- 0.5%
  Embraer -- Empresa Brasileira de Aeronautica S.A. ADR               5        $    199
  Tele Norte Leste Participacoes S.A. ADR                            29             663
                                                                               --------
Total Preferred Shares (Identified Cost -- $547)                                    862
---------------------------------------------------------------------------------------
Repurchase Agreements -- 2.9%
Goldman, Sachs & Company
  6.34%, dated 12/29/00, to be repurchased at
  $2,598 on 1/2/01 (Collateral: $2,716 Fannie Mae
  mortgage-backed securities, 6%, due 10/1/13, value $2,693)   $  2,595           2,595
Morgan Stanley Dean Witter & Co.
  6.32%, dated 12/29/00, to be repurchased at
  $2,598 on 1/2/01 (Collateral: $2,738 Fannie Mae
  mortgage-backed securities, 6%, due 5/1/28, value 2,665)        2,596           2,596
                                                                               --------
Total Repurchase Agreements (Identified Cost -- $5,191)                           5,191
---------------------------------------------------------------------------------------
Total Investments -- 101.0% (Identified Cost -- $181,875)                       183,313
Other Assets Less Liabilities -- (1.0)%                                          (1,743)
                                                                               --------

NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to:
  15,988 Primary Class shares outstanding                      $184,509
      6 Navigator Class shares outstanding                           80
Accumulated net investment income/(loss)                           (736)
Accumulated net realized gain/(loss) on investments and
  currency transactions                                          (3,705)
Unrealized appreciation/(depreciation) of investments and
  currency transactions                                           1,422
                                                               --------

NET ASSETS -- 100.0%                                                           $181,570
                                                                               ========

NET ASSET VALUE PER SHARE:
  PRIMARY CLASS                                                                  $11.35
                                                                                 ======
  NAVIGATOR CLASS                                                                $11.49
                                                                                 ======
---------------------------------------------------------------------------------------


(A) Non-income producing.

(B) In bankruptcy proceedings.

N.M. --  Not meaningful.

See notes to financial statements.

Statement of Net Assets
Legg Mason Global Trust, Inc.
December 31, 2000
(Amounts in Thousands)

Emerging Markets Trust

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 86.4%
Brazil -- 5.4%
  Companhia Vale do Rio Doce                                          7                    $    172
  Embraer -- Empresa Brasileira de Aeronautica S.A.                 106                         671
  Embratel Participacoes S.A.                                    40,400                         467
  Petroleo Brasileiro S.A. -- Petrobras ADR                          68                       1,717(A)
  Tele Norte Leste Participacoes S.A. (Telemar)                  43,140                         708(A)
  Votorantim Celulose e Papel S.A. ADR                               22                         312
                                                                                           --------
                                                                                              4,047
                                                                                           --------
China -- 6.1%
  Huaneng Power International, Inc.                               1,108                         536
  Huaneng Power International, Inc. ADR                              44                         834
  Jiangxi Copper Company Ltd.                                     5,000                         449(A)
  Konka Group Co., Ltd.                                           1,016                         717
  Shenyang Public Utility Holdings Company Limited                4,000                         533
  UTStarcom, Inc. ADR                                                95                       1,477(A)
                                                                                           --------
                                                                                              4,546
                                                                                           --------
Egypt -- 0.8%
  Egyptian Company for Mobile Service (MobiNil)                      30                         584(A)
  International Food Egypt                                            5                          26(A)
                                                                                           --------
                                                                                                610
                                                                                           --------
Greece -- 1.6%
  Alpha Bank A.E.                                                    23                         782
  Cosmote S.A.                                                       50                         408(A)
                                                                                           --------
                                                                                              1,190
                                                                                           --------
Hong Kong -- 8.8%
  Brilliance China Automotive Holdings Limited                    4,000                       1,090
  Brilliance China Automotive Holdings Limited ADR                   33                         860
  China Mobile (Hong Kong) Limited                                  550                       3,004(A)
  China Mobile (Hong Kong) Limited ADR                               22                         588(A)
  China Resources Enterprise Limited                                200                         255
  Guangdong Brewery Holdings Limited                              5,000                         170
  GZI Transport Limited                                           2,215                         332
  New World China Land Ltd.                                       1,024                         292(A)
                                                                                           --------
                                                                                              6,591
                                                                                           --------
Hungary -- 0.2%
  Synergon Information Systems GDR                                   43                         149(A,B)
                                                                                           --------
India -- 5.9%
  Bharat Heavy Electricals Ltd. (BHEL)                               75                         263
  Britannia Industries Ltd.                                          19                         320(A)
  HCL Technologies Limited                                           30                         340(A)

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
India -- Continued
  Himachal Futuristic Communications, Ltd.                         N.M.                    $      3
  Hindustan Petroleum Corporation Limited                           106                         320(A)
  Infosys Technologies Limited                                        2                         300
  ITC Limited                                                        17                         334
  Mahanagar Telephone Nigam Limited                                 190                         729(A)
  Mahindra & Mahindra Ltd.                                           56                         178
  Satyam Computer Services Limited                                  141                         978
  Sterlite Optical Technologies                                      25                         426(A)
  Tata Iron and Steel Company Ltd.                                   70                         195
                                                                                           --------
                                                                                              4,386
                                                                                           --------
Indonesia 0.8%
  PT Lippo Bank Tbk -- Certificates                              12,460                        N.M.(A)
  PT Lippo Bank Tbk -- Warrants                                  12,460                        N.M.(A)
  PT Ramayana Lestari Sentosa Tbk                                   639                         347
  PT Telekomunikasi Indonesia                                     1,315                         278
                                                                                           --------
                                                                                                625
                                                                                           --------
Israel -- 1.6%
  Bank Hapoalim                                                       1                           2
  Check Point Software Technologies Ltd. ADR                          7                         935(A)
  Makhteshim-Agan Industries Ltd.                                  N.M.                        N.M.(A)
  NICE Systems Ltd. ADR                                              12                         234(A)
                                                                                           --------
                                                                                              1,171
                                                                                           --------
  Malaysia -- 6.7%
  AMMB Holdings Berhad                                              600                         540
  Arab Malaysian Finance Berhad                                     738                         610
  Lingui Developments Berhad                                        470                         156
  Malayan Banking Berhad                                            221                         786
  Malaysian Pacific Industries Berhad                               111                         456
  Sime Darby Bhd                                                    646                         809
  Telekom Malaysia Berhad                                           280                         833
  Tenaga Nasional Berhad                                            265                         809
                                                                                           --------
                                                                                              4,999
                                                                                           --------
Mexico -- 14.3%
  Cemex SA de CV                                                   N.M.                        N.M.
  Cemex SA de CV ADR                                                 51                         924
  Cemex SA de CV ADR -- Warrants                                      3                           3(A)
  Consorcio Ara, S.A. de C.V.                                       317                         376(A)
  Controladora Comercial Mexicana S.A. de C.V.                      445                         440(A)
  Fomento Economico Mexicana, SA de C.V. ADR                         38                       1,126
  Grupo Aeroportuario del Sureste S.A. de C.V. ADR                   31                         515(A)
  Grupo Elektra, S.A. de C.V. GDR                                    18                         151(B)
  Grupo Financiero Banamex Accival, SA de CV (Banacci)            1,278                       2,100(A)

Legg Mason Global Trust, Inc.

Emerging Markets Trust -- Continued

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Mexico -- Continued
  Grupo Financiero Bancomer, S.A. de C.V.                           830                    $    459(A)
  Grupo Modelo S.A. de C.V.                                         244                         647
  Grupo Televisa S.A. GDR                                            24                       1,092(A,B)
  Telefonos de Mexico SA de CV (Telmex)                           1,102                       2,476
  Wal-Mart de Mexico SA de CV -- Class C                            110                         203(A)
  Wal-Mart de Mexico SA de CV -- Class V                            110                         219(A)
                                                                                           --------
                                                                                             10,731
                                                                                           --------
Namibia -- 0.6%
  Namibian Minerals Corporation ADR                                 238                         490(A)
                                                                                           --------
Philippines -- 0.1%
  Benpres Holdings Corp.                                          1,451                          84(A)
                                                                                           --------
Poland -- 0.9%
  Softbank S.A.                                                      44                         689(A)
                                                                                           --------
Russia -- 1.5%
  OAO LUKoil ADR                                                     15                         553
  RAO Unified Energy Systems ADR                                     70                         564
                                                                                           --------
                                                                                              1,117
                                                                                           --------
Singapore -- 0.9%
  Total Access Communication Public Company Limited ADR             261                         702(A)
                                                                                           --------
South Africa -- 4.7%
  ABSA Group Limited                                                290                       1,096
  Impala Platinum Holdings Limited                                   17                         876
  Remgro Limited                                                    161                       1,093
  Venfin Limited                                                    161                         428
                                                                                           --------
                                                                                              3,493
                                                                                           --------
South Korea -- 13.9%
  Korea Electric Power Corporation                                   35                         653
  Korea Telecom Corporation                                          21                       1,111
  Pohang Iron & Steel Co., Ltd. (POSCO) ADR                          20                         311
  Samsung Electronics                                                20                       2,461
  Samsung Securities Co., Ltd.                                       10                         183
  Shinsegae Department Store Company                                 30                       1,070
  SK Corporation                                                     50                         549
  SK Telecom Co., Ltd.                                               14                       2,700
  SK Telecom Co., Ltd. ADR                                           20                         471
  Ssangyong Oil Refining Company Ltd.                                40                         870
                                                                                           --------
                                                                                             10,379
                                                                                           --------

                                                              Shares/Par                    Value
------------------------------------------------------------------------------------------------------
Taiwan -- 7.6%
  Ase Test Limited ADR                                               15                    $    127(A)
  Asustek Computer Inc.                                             109                         328
  China Development Industrial Bank Inc.                            650                         471(A)
  D-Link Corporation                                                303                         275
  Evergreen Marine Corporation                                      864                         558(A)
  GigaMedia Ltd. ADR                                                 80                         220(A)
  Hon Hai Precision Industry Co., Ltd                                80                         406
  Macronix International Co., Ltd.                                  226                         272(A)
  Siliconware Precision Industries Company                          865                         481(A)
  Siliconware Precision Industries Company ADR                       50                         125(A)
  Systex Corporation GDR                                             17                          61(A,B)
  Taiwan Semiconductor Manufacturing Company                        811                       1,946(A)
  United Microelectronics Corporation, Ltd.                         180                         261(A)
  Yuanta Securities Corporation                                     345                         174(A)
                                                                                           --------
                                                                                              5,705
                                                                                           --------
Thailand -- 1.1%
  Bangkok Bank Public Company Limited                               300                         238(A)
  Hana Microelectronics Public Company Limited                       82                         165
  Shin Corporations Public Company Limited                          125                         460(A)
                                                                                           --------
                                                                                                863
                                                                                           --------
Turkey -- 2.9%
  Netas Northern Electric Telekomunikasyon A.S.                  12,120                       1,247
  Vestel Electronik Sanayi ve Ticaret A.S.                      245,000                         905(A)
                                                                                           --------
                                                                                              2,152
                                                                                           --------
Total Common Stock and Equity Interests (Identified
  Cost -- $76,163)                                                                           64,719
------------------------------------------------------------------------------------------------------
Preferred Shares -- 12.1%
Brazil -- 12.1%
  Brasil Telecom Participacoes S.A. ADR                               7                         384
  Brasil Telecom S.A.                                            43,140                         367
  Companhia Brasileira de Distribuicao Grupo Pao de Acucar
    ADR                                                              13                         474
  Companhia de Bebidas das Americas (Ambev) ADR                      37                         942
  Companhia Paranaense de Energia-Copel ADR                          51                         431
  Companhia Vale do Rio Doce                                         37                         901
  Companhia Vale do Rio Doce -- Rights                               11                        N.M.(A)
  Eletropaulo Metropolitana -- Eletricidade de Sao Paulo
    S.A.                                                            170                           8
  Embraer -- Empresa Brasileira de Aeronautica S.A. ADR              19                         755
  Gerdau S.A.                                                    45,310                         414
  IKPC -- Industrias Klabin de Papel e Celulose S.A.                490                         367
  Itausa -- Investimentos Itau S.A.                               1,489                       1,474

Legg Mason Global Trust, Inc.

Emerging Markets Trust -- Continued

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Brazil -- Continued
  Petroleo Brasileiro S.A. -- Petrobras                              50                    $  1,174
  Tele Norte Leste Participacoes S.A. (Telemar) ADR                  61                       1,389
                                                                                           --------
Total Preferred Shares (Identified Cost -- $8,161)                                            9,080
---------------------------------------------------------------------------------------------------
Repurchase Agreements -- 0.3%
Goldman, Sachs & Company
    6.34%, dated 12/29/00, to be repurchased at $205 on
    1/2/01 (Collateral: $215 Fannie Mae mortgage- backed
    securities, 6%, due 10/1/13, value 213)                    $    205                         205
                                                                                           --------
Total Repurchase Agreements (Identified Cost -- $205)                                           205
---------------------------------------------------------------------------------------------------
Total Investments -- 98.8% (Identified Cost -- $84,529)                                      74,004
Other Assets Less Liabilities -- 1.2%                                                           864
                                                                                           --------
NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to
  7,685 shares outstanding                                     $ 86,384
Undistributed net investment income/(loss)                         (809)
Accumulated net realized gain/(loss) on investments and
  currency transactions                                             (63)
Unrealized appreciation/(depreciation) of investments and
  currency transactions                                         (10,644)
                                                               --------
NET ASSETS -- 100.0%                                                                        $74,868
                                                                                           ========
NET ASSET VALUE PER SHARE                                                                     $9.74
                                                                                           ========
---------------------------------------------------------------------------------------------------

(A)Non-income producing.

(B)Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 1.9% of net assets.

N.M. -- Not meaningful.

See notes to financial statements.

Statement of Net Assets
Legg Mason Global Trust Inc.
December 31, 2000
(Amounts in Thousands)

Europe Fund

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 94.3%
Belgium -- 1.5%
  Interbrew                                                          38                    $  1,324(A)
                                                                                           --------
Finland -- 7.8%
  Nokia Oyj                                                         128                       5,687
  Sonera Oyj                                                         71                       1,278
                                                                                           --------
                                                                                              6,965
                                                                                           --------
France -- 17.5%
  Alcatel SA                                                         26                       1,454
  Aventis S.A.                                                       27                       2,353
  Axa                                                                16                       2,270
  Bouygues SA                                                        32                       1,450
  France Telecom S.A.                                                23                       1,969
  Sanofi-Synthelabo SA                                               20                       1,327
  STMicroelectronics N.V.                                            27                       1,157
  TotalFinaElf S.A.                                                  24                       3,554
                                                                                           --------
                                                                                             15,534
                                                                                           --------
Germany -- 6.4%
  Deutsche Bank AG                                                   29                       2,406
  Deutsche Post AG                                                  101                       2,173(A)
  Epcos AG                                                           13                       1,129(A)
                                                                                           --------
                                                                                              5,708
                                                                                           --------
Italy -- 1.2%
  Mediolanum S.p.A.                                                  81                       1,031
                                                                                           --------
Netherlands -- 9.1%
  Aegon N.V.                                                         41                       1,676
  Heineken NV                                                        26                       1,561
  ING Groep N.V.                                                     37                       2,932
  Koninklijke (Royal) Philips Electronics N.V.                     N.M.                        N.M.
  Koninklijke Ahold NV                                               58                       1,883
                                                                                           --------
                                                                                              8,052
                                                                                           --------
Norway -- 1.4%
  Telenor A/S                                                       289                       1,259(A)
                                                                                           --------
Spain -- 3.5%
  Banco Santander Central Hispano SA                                293                       3,138
                                                                                           --------

Legg Mason Global Trust Inc.

Europe Fund -- Continued


---------------------------------------------------------------------------------------------------
Sweden -- 5.5%
  Skandia Forsakrings AB                                            100                    $  1,623
  Telefonaktiebolaget LM Ericsson AB                                289                       3,292
                                                                                           --------
                                                                                              4,915
                                                                                           --------
Switzerland -- 6.0%
  Compagnie Financiere Richemont AG                                   1                       1,650
  Credit Suisse Group                                                 8                       1,531
  Julius Baer Holding Ltd., Zurich                                 N.M.                       2,156
                                                                                           --------
                                                                                              5,337
                                                                                           --------
United Kingdom -- 34.4%
  3i Group PLC                                                       98                       1,816
  ARM Holdings plc                                                  156                       1,180(A)
  BP Amoco Plc                                                      392                       3,163
  Capita Group Plc                                                  235                       1,754
  Celltech Group plc                                                 80                       1,410(A)
  CMG plc                                                           119                       1,592
  GlaxoSmithKline plc                                               180                       5,075
  HSBC Holdings plc                                                 248                       3,653
  Pearson plc                                                        93                       2,204
  Reuters Group PLC                                                 119                       2,020
  Vodafone Group PLC                                              1,816                       6,666
                                                                                           --------
                                                                                             30,533
                                                                                           --------
Total Common Stock and Equity Interests (Identified
  Cost -- $82,652)                                                                           83,796
---------------------------------------------------------------------------------------------------
Preferred Shares -- 6.9%
Germany -- 6.9%
  MLP AG                                                             17                       1,842
  Porsche AG                                                          1                       1,844
  SAP AG                                                             17                       2,446
                                                                                           --------
Total Preferred Shares (Identified Cost -- $4,802)                                            6,132
---------------------------------------------------------------------------------------------------
Total Investments -- 101.2% (Identified Cost -- $87,454)                                     89,928
Other Assets Less Liabilities -- (1.2)%                                                      (1,040)
                                                                                           --------
NET ASSETS -- 100.0%                                                                        $88,888
                                                                                           ========

---------------------------------------------------------------------------------------------------
NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to:
  2,259 Primary Class shares outstanding                                                    $58,328
  2,260 Class A shares outstanding                                                           30,240
    21 Navigator Class shares outstanding                                                      (493)
Undistributed net investment income/(loss)                                                     (364)
Accumulated net realized gain/(loss) on investments and
  foreign currency transactions                                                              (1,298)
Unrealized appreciation/(depreciation) of investments and
  foreign currency transactions                                                               2,475
                                                                                           --------
NET ASSETS -- 100.0%                                                                        $88,888
                                                                                           ========
NET ASSET VALUE PER SHARE:
  PRIMARY CLASS                                                                              $19.21
                                                                                             ======
  CLASS A                                                                                    $19.95
                                                                                             ======
  NAVIGATOR CLASS                                                                            $20.06
                                                                                             ======
MAXIMUM OFFERING PRICE PER SHARE:
  CLASS A (NET ASSET VALUE PLUS SALES CHARGE OF 4.75% OF
    OFFERING PRICE)                                                                          $20.94
                                                                                             ======
---------------------------------------------------------------------------------------------------

(A) Non-income producing.

    N.M. -- Not meaningful.

    See notes to financial statements.

Statements of Operations
Legg Mason Global Trust, Inc.
(Amounts in Thousands)

                                                                             Year Ended 12/31/00
                                                   -----------------------------------------------------------------------
                                                        Global         International       Emerging
                                                        Income            Equity            Markets           Europe
                                                         Trust             Trust             Trust             Fund
--------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest                                                $ 5,979          $    254          $    101          $     51
Dividends                                                    --             3,873             1,470             1,285
      Less foreign tax withheld                             (96)             (560)             (124)             (114)
                                                        -------          --------          --------          --------
      Total income                                        5,883             3,567             1,447             1,222
                                                        -------          --------          --------          --------
Expenses:
Management fee                                              526             1,814             1,104             1,187
Distribution and service fees                               526             2,418             1,104               720
Transfer agent and shareholder servicing expense             61               228               105                72
Audit and legal fees                                         45                49                46                39
Custodian fees                                              190               526               412               280
Directors' fees                                               9                15                 8                 8
Organization expense                                         --                --                15                69
Registration fees                                            11                16                21                45
Reports to shareholders                                      18                55                27                24
Other expenses                                                3                10                 4                26
                                                        -------          --------          --------          --------
                                                          1,389             5,131             2,846             2,470
      Less fees waived                                      (56)               --               (87)               --
                                                        -------          --------          --------          --------
      Total expenses, net of waivers                      1,333             5,131             2,759             2,470
                                                        -------          --------          --------          --------
NET INVESTMENT INCOME/(LOSS)                              4,550            (1,564)           (1,312)           (1,248)
                                                        -------          --------          --------          --------

Net Realized and Unrealized Gain/(Loss) on
  Investments:
Realized gain/(loss) on:
      Investments, options and futures                   (1,646)           (3,118)           14,627(A)          4,176
      Foreign currency transactions                      (6,689)             (208)             (185)             (170)
                                                        -------          --------          --------          --------
                                                         (8,335)           (3,326)           14,442             4,006
                                                        -------          --------          --------          --------
Change in unrealized appreciation/(depreciation)
  of:
      Investments, options and futures                     (688)          (47,113)          (49,743)(B)       (30,138)
      Assets and liabilities denominated in
        foreign currencies                                    7               (59)               --                 4
                                                        -------          --------          --------          --------
                                                           (681)          (47,172)          (49,743)          (30,134)
                                                        -------          --------          --------          --------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS                                            (9,016)          (50,498)          (35,301)          (26,128)
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS          $(4,466)         $(52,062)         $(36,613)         $(27,376)
--------------------------------------------------------------------------------------------------------------------------

(A)Net of foreign taxes of $2,492. See Note 1 to the financial statements.

(B)Net of deferred foreign taxes of $113. See Note 1 to the financial statements.

See notes to financial statements.

Statements of Changes in Net Assets
Legg Mason Global Trust, Inc.
(Amounts in Thousands)

                                          Global               International             Emerging
                                          Income                  Equity                  Markets                 Europe
                                           Trust                   Trust                   Trust                   Fund
                                  ----------------------- ----------------------- ----------------------- -----------------------
                                        Years Ended             Years Ended             Years Ended             Years Ended
                                   12/31/00    12/31/99    12/31/00    12/31/99    12/31/00    12/31/99    12/31/00    12/31/99
---------------------------------------------------------------------------------------------------------------------------------
Change in Net Assets:

Net investment income/(loss)       $  4,550    $  4,717    $  (1,564)  $   (157)   $ (1,312)   $   (716)   $ (1,248)   $   (754)

Net realized gain/(loss) on
  investments, options, futures
  and foreign currency
  transactions                       (8,335)     (7,997)      (3,326)    39,714      14,442       5,241       4,006      17,778

Change in unrealized
  appreciation/ (depreciation)
  of investments, options,
  futures and assets and
  liabilities denominated in
  foreign currencies                   (681)     (1,184)     (47,172)    10,752     (49,743)     46,417     (30,134)     10,206
---------------------------------------------------------------------------------------------------------------------------------
Change in net assets resulting
  from operations                    (4,466)     (4,464)     (52,062)    50,309     (36,613)     50,942     (27,376)     27,230

Distributions to shareholders:
  From net investment income:
      Primary Class                     N/A        (657)          --       (992)        (87)         --          --        (132)
      Class A                           N/A         N/A          N/A        N/A         N/A         N/A          --        (166)
      Navigator Class                   N/A         N/A           --         (1)        N/A         N/A          --          (1)
  Tax return of capital:
      Primary Class                  (4,543)     (4,035)          --         --          --          --          --          --
  From net realized gain on
    investments:
      Primary Class                     N/A        (881)      (3,644)   (16,590)         --          --      (6,118)     (3,892)
      Class A                           N/A         N/A          N/A        N/A         N/A         N/A      (6,176)     (5,428)
      Navigator Class                   N/A         N/A           (1)        (3)        N/A         N/A         (47)        (27)

Change in net assets from Fund
  share transactions:
      Primary Class                 (20,387)    (24,134)     (58,040)     3,997      (9,190)     27,475       7,009      17,600
      Class A                           N/A         N/A          N/A        N/A         N/A         N/A     (14,272)     10,439
      Navigator Class                   N/A         N/A           31         --         N/A         N/A         180          87
---------------------------------------------------------------------------------------------------------------------------------
Change in net assets                (29,396)    (34,171)    (113,716)    36,720     (45,890)     78,417     (46,800)     45,710

Net Assets:
Beginning of year                    86,634     120,805      295,286    258,566     120,758      42,341     135,688      89,978
---------------------------------------------------------------------------------------------------------------------------------
End of year                        $ 57,238    $ 86,634    $ 181,570   $295,286    $ 74,868    $120,758    $ 88,888    $135,688
---------------------------------------------------------------------------------------------------------------------------------
Under/(over) distributed net
  investment income/(loss)         $    646    $ (1,514)   $    (736)  $ (1,029)   $   (809)   $   (794)   $   (364)   $   (257)
---------------------------------------------------------------------------------------------------------------------------------

N/A - Not applicable.

See notes to financial statements.

Financial Highlights
Legg Mason Global Trust, Inc.

     Contained below is per share operating performance data for a Primary Class share and, with respect to Europe Fund, for a Class A share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                     Investment Operations                         Distributions
                                           -----------------------------------------   -------------------------------------
                                                         Net Realized
                                                        and Unrealized
                                                        Gain/(Loss) on
                                                         Investments,
                                                           Options,
                               Net Asset      Net         Futures and       Total         From      In Excess     From Net
                                Value,     Investment       Foreign          From         Net         of Net      Realized
                               Beginning    Income/        Currency       Investment   Investment   Investment     Gain on
                                of Year      (Loss)      Transactions     Operations     Income       Income     Investments
----------------------------------------------------------------------------------------------------------------------------
Global Income Trust
-- Primary Class
Years Ended Dec. 31,
   2000                         $ 9.28       $ .50(B)       $ (.97)         $ (.47)      $  --        $(.56)(C)    $   --
   1999                          10.14         .40            (.74)           (.34)       (.01)        (.43)(C)      (.08)
   1998                           9.60         .37             .70            1.07        (.47)          --          (.06)
   1997                          10.41         .54            (.71)           (.17)       (.48)        (.05)(C)      (.11)
   1996                          10.33         .59             .21             .80        (.62)          --          (.10)

International Equity Trust
-- Primary Class
Years Ended Dec. 31,
   2000                         $14.23       $(.11)         $(2.58)         $(2.69)      $  --        $  --        $ (.19)
   1999                          12.64       --               2.51            2.51        (.05)          --          (.87)
   1998                          11.78         .01             .99            1.00        (.14)          --            --
   1997                          12.09         .02             .19             .21        (.08)          --          (.44)
   1996                          10.70         .02(D)         1.74            1.76        (.05)          --          (.32)

Emerging Markets Trust
-- Primary Class
Years Ended Dec. 31,
   2000                         $14.00       $(.18)(E)      $(4.07)         $(4.25)      $(.01)       $  --        $   --
   1999                           6.96        (.08)(E)        7.12            7.04          --           --            --
   1998                           9.85          .01(E)       (2.90)          (2.89)         --           --            --
   1997                          10.51        (.02)(E)        (.63)           (.65)       (.01)          --            --
   1996(F)                       10.00        (.03)(E)         .57             .54        (.03)          --            --
----------------------------------------------------------------------------------------------------------------------------

                                     Distributions                               Ratios/Supplemental Data
                               -------------------------   --------------------------------------------------------------------

                                                                        Expenses         Net                          Net
                                               Net Asset                   to        Investment                     Assets,
                                                Value,                  Average     Income/(Loss)   Portfolio       End of
                                   Total        End of       Total        Net        to Average     Turnover       Year (in
                               Distribution      Year      Return(A)     Assets      Net Assets       Rate        thousands)
-------------------------------------------------------------------------------------------------------------------------------
Global Income Trust
-- Primary Class
Years Ended Dec. 31,
   2000                           $ (.56)       $ 8.25       (5.02)%     1.90%(B)       6.48%(B)       190%        $ 57,238
   1999                             (.52)         9.28       (3.23)%     1.90%          4.58%          354%          86,634
   1998                             (.53)        10.14       11.50%      1.87%          4.51%          288%         120,805
   1997                             (.64)         9.60       (1.69)%     1.86%          5.39%          241%         136,732
   1996                             (.72)        10.41        8.22%      1.86%          5.80%          172%         161,549
International Equity Trust
-- Primary Class
Years Ended Dec. 31,
   2000                           $ (.19)       $11.35      (19.10)%     2.12%          (.65)%         193%        $181,500
   1999                             (.92)        14.23       20.58%      2.13%          (.06)%         148%         295,236
   1998                             (.14)        12.64        8.49%      2.14%           .06%           72%         258,521
   1997                             (.52)        11.78        1.76%      2.17%           .17%           59%         227,655
   1996                             (.37)        12.09       16.49%      2.25%(D)        .21%(D)        83%         167,926
Emerging Markets Trust
-- Primary Class
Years Ended Dec. 31,
   2000                           $ (.01)       $ 9.74      (30.35)%     2.50%(E)      (1.19)%(E)      100%        $ 74,868
   1999                               --         14.00      101.15%      2.50%(E)      (1.06)%(E)      123%         120,758
   1998                               --          6.96      (29.34)%     2.50%(E)        .09%(E)        76%          42,341
   1997                             (.01)         9.85       (6.18)%     2.50%(E)       (.76)%(E)       63%          65,302
   1996(F)                          (.03)        10.51        5.40%(G)   2.50%(E,H)     (.68)%(E,H)     46%(H)       21,206
-------------------------------------------------------------------------------------------------------------------------------

                                                             Investment Operations                  Distributions
                                                   -----------------------------------------   ------------------------
                                                                 Net Realized
                                                                and Unrealized
                                                                Gain/(Loss) on
                                                                 Investments,
                                                                   Options,
                                       Net Asset      Net         Futures and       Total         From       From Net
                                        Value,     Investment       Foreign          From         Net        Realized
                                       Beginning    Income/        Currency       Investment   Investment     Gain on
                                        of Year      (Loss)      Transactions     Operations     Income     Investments
-----------------------------------------------------------------------------------------------------------------------
Europe Fund (I)
-- Primary Class
Years Ended Dec. 31,
   2000                                 $27.90       $(.36)         $(5.64)         $(6.00)      $  --        $(2.69)
   1999                                  24.39       (.29)(J)         5.97            5.68        (.07)        (2.10)
   1998                                  20.86         .11(K)         8.09            8.20        (.36)        (4.31)
   1997(L)                               26.56       (.10)(K)          .23             .13          --         (5.83)
-- Class A
Years Ended Dec. 31,
   2000                                 $28.61       $(.20)         $(5.77)         $(5.97)      $  --        $(2.69)
   1999                                  24.77       (.09)(J)         6.10            6.01        (.07)        (2.10)
   1998                                  20.97         .02(M)         8.52            8.54        (.43)        (4.31)
   1997                                  24.24       (.05)(M)         4.11            4.06          --         (7.33)
   1996                                  21.13         .02            6.34            6.36          --         (3.25)
-----------------------------------------------------------------------------------------------------------------------

                                             Distributions
                                       -------------------------

                                                       Net Asset
                                                        Value,
                                           Total        End of
                                       Distribution      Year
----------------------------------------------------------------
Europe Fund (I)
-- Primary Class
Years Ended Dec. 31,
   2000                                   $(2.69)       $19.21
   1999                                    (2.17)        27.90
   1998                                    (4.67)        24.39
   1997(L)                                 (5.83)        20.86
-- Class A
Years Ended Dec. 31,
   2000                                   $(2.69)       $19.95
   1999                                    (2.17)        28.61
   1998                                    (4.74)        24.77
   1997                                    (7.33)        20.97
   1996                                    (3.25)        24.24
----------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                       --------------------------------------------------------------------

                                                    Expenses         Net                          Net
                                                       to        Investment                     Assets,
                                                    Average     Income/(Loss)   Portfolio       End of
                                         Total        Net        to Average     Turnover       Year (in
                                       Return(A)     Assets      Net Assets       Rate        thousands)
-----------------------------------------------------------------------------------------------------------
Europe Fund (I)
-- Primary Class
Years Ended Dec. 31,
   2000                                 (22.56)%     2.49%         (1.45)%         147%        $ 43,387
   1999                                  24.44%      2.58%         (1.15)%          93%          56,871
   1998                                  40.48%      2.51%(K)      (1.15)%(K)      103%          32,325
   1997(L)                                 .68%(G)   2.50%(H,K)    (1.79)%(H,K)    123%(H)          302
-- Class A
Years Ended Dec. 31,
   2000                                 (21.87)%     1.71%          (.69)%         147%        $ 45,084
   1999                                  25.41%      1.79%          (.38)%          93%          78,429
   1998                                  41.85%      1.81%(M)       (.10)%(M)      103%          57,406
   1997                                  17.52%      1.90%(M)       (.12)%(M)      123%          52,253
   1996                                  31.53%      2.00%           .10%          109%          70,991
-----------------------------------------------------------------------------------------------------------

(A) Excluding sales charge for Europe Fund's Class A shares.

(B) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 1.90% until April 30, 2002. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the year ended December 31, 2000, would have been 1.98%.

(C) Represents tax return of capital.

(D) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 2.25% until April 30, 2002. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the year ended December 31, 1996, would have been 2.32%.

(E) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 2.50% until April 30, 2002. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 2000, 2.58%; 1999, 2.75%; 1998, 2.78%; 1997,
    2.86%; and 1996, 3.71%.

(F) For the period May 28, 1996 (commencement of operations) to December 31,
    1996.

(G) Not annualized.

(H) Annualized.

(I) The financial information for Europe Fund Class A shares for the year ended December 31, 1996, is for the Worldwide Value Fund, Bartlett Europe Fund's and Legg Mason Europe Fund's predecessor. The financial information for the year ended December 31, 1997, is for Bartlett Europe Fund and Worldwide Value Fund. The financial information for the year ended December 31, 1998, is for the Bartlett Europe Fund. The financial information for the year ended December 31, 1999, is for the Legg Mason Europe Fund and the Bartlett Europe Fund.

(J) Computed using average monthly shares outstanding.

(K) Net of fees waived pursuant to a voluntary expense limitation of 2.50% until April 30, 1998; and 2.60% until April 30, 2002. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1998, 2.59%; and 1997, 2.68%.

(L) For the period July 23, 1997 (commencement of operations of this class) to December 31, 1997.

(M) The expense ratio shown reflects both the operations of Worldwide Value Fund, Bartlett Europe Fund's predecessor, prior to its merger with Bartlett Europe Fund on July 21, 1997, and Bartlett Europe Fund's operations through December 31, 1997. For the period July 21 to December 31, 1997, the Fund's annualized expense ratio was 1.71%, net of fees waived pursuant to a voluntary expense limitation of 1.75% until April 30, 1998; and 1.85% indefinitely. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows:
    1998, 1.89%; and 1997, 2.08%.

See notes to financial statements.

Notes to Financial Statements
Legg Mason Global Trust, Inc.

(Amounts in Thousands)
--------------------------------------------------------------------------------

1. Significant Accounting Policies:

     The Legg Mason Global Trust, Inc. ("Corporation"), consisting of the Global Income Trust ("Global Income"), the International Equity Trust ("International Equity"), the Emerging Markets Trust ("Emerging Markets") and the Europe Fund ("Europe Fund") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. International Equity, Emerging Markets and Europe Fund are diversified; Global Income is non-diversified.

     Each Fund consists of two classes of shares: Primary Class and Navigator Class. The Navigator Classes of Global Income and Emerging Markets have not commenced operations. Europe Fund has an additional class of shares: Class A. The income and expenses of International Equity are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. The income and expenses of Europe Fund are allocated proportionately among the three classes of shares based on average daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class and Class A shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

     On October 5, 1999, Europe Fund, which had no previous operating history, acquired all of the assets and assumed the liabilities of Bartlett Europe Fund. On July 21, 1997, Bartlett Europe Fund, which had no previous operating history, acquired the assets and assumed the liabilities of Worldwide Value Fund, Inc. Prior to July 21, 1997, Worldwide Value Fund, Inc. was a closed-end registered investment company whose single class of shares traded on the New York Stock Exchange ("NYSE").

Security Valuation

     Each Fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors. Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position or, in the absence of any such sales, the last available bid price for a comparable position. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each Fund's adviser to be the primary market. Each Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

     Most securities held by Global Income are valued on the basis of valuations furnished by an independent service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Foreign Currency Translation

     The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

        (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

        (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

--------------------------------------------------------------------------------

Investment Income and Distributions to Shareholders

     Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid monthly for Global Income, and annually for International Equity, Emerging Markets and Europe Fund. Net capital gain distributions, which are calculated at the composite level, are declared and paid after the end of the tax year in which the gain is realized. At December 31, 2000, there were no dividends or capital gain distributions payable for any of the Funds. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within a Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

     In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Funds to amortize premium and discount on all fixed income securities. Upon initial adoption, the Funds will be required to adjust the cost of their fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Funds' net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statements of Operations. The Funds have not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.

Security Transactions

     Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At December 31, 2000, receivables for securities sold and payables for securities purchased for each Fund were as follows:

                         Receivable for        Payable for
                         Securities Sold   Securities Purchased
---------------------------------------------------------------
Global Income                $1,038               $1,003
International Equity            374                  682
Emerging Markets              1,203                  885
Europe Fund                      --                   --

Deferred Organizational Expense

     Deferred organizational expenses of $73 for Emerging Markets and $210 for Europe Fund are being amortized on a straight-line basis not to exceed 5 years, beginning on the date each respective Fund began operations. Legg Mason Fund Adviser, Inc. ("LMFA"), the Funds' investment manager, has agreed that in the event it redeems any of its shares during such period, it will reimburse the Fund for any unamortized organization costs in the same proportion as the number of shares to be redeemed bears to the number of shares that were initially purchased by LMFA and remain outstanding at the time of redemption.

Federal Income Taxes

     No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

Legg Mason Global Trust, Inc.

--------------------------------------------------------------------------------

Foreign Taxes

     Each Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by each Fund and withheld from dividend and interest income.

     Gains realized upon disposition of Indian, Malaysian and Thai securities held by each Fund are subject to capital gains tax in those countries. The tax on realized gains is paid prior to repatriation of sales proceeds. As of December 31, 2000, there was a deferred tax liability accrued on net unrealized gains of $113 in Emerging Markets.

Use of Estimates

     Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

     For the year ended December 31, 2000, investment transactions (excluding short-term investments) were as follows:

                                     Purchases                      Proceeds From Sales
                         ---------------------------------   ---------------------------------
                         U.S. Gov't. Securities    Other     U.S. Gov't. Securities    Other
----------------------------------------------------------------------------------------------
Global Income                   $60,865           $ 71,156          $61,104           $ 97,576
International Equity                 --            451,883               --            509,825
Emerging Markets                     --             97,543               --            105,659
Europe Fund                          --            171,330               --            187,437

     At December 31, 2000, cost, gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                                                  Net Appreciation/
                           Cost     Appreciation   Depreciation    (Depreciation)
-----------------------------------------------------------------------------------
Global Income            $ 57,602     $ 1,793        $ (1,595)        $    198
International Equity      182,483      12,101         (11,271)             830
Emerging Markets           84,559       5,270         (15,825)         (10,555)
Europe Fund                87,529       7,593          (5,194)           2,399

     Unused capital loss carryforwards for federal income tax purposes at December 31, 2000, are as follows: Global Income, $4,319 which expires in 2007 and $1,987 which expires in 2008; International Equity, $835 which expires in 2008; and Emerging Markets, $33 which expires in 2006. Europe Fund has no capital loss carryforwards.

3. Repurchase Agreements:

     All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment advisers review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

4. Options and Futures:

     As part of their investment programs, Global Income and Europe Fund may utilize options and futures. International Equity and Emerging Markets may also utilize options and futures to a limited

--------------------------------------------------------------------------------

extent. Options may be written (sold) or purchased by these Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

     When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

PURCHASED OPTION:                        IMPACT ON THE FUND:
The option expires                       Realize a loss in the amount of the cost of the option.
-----------------------------------------------------------------------------------------------------
The option is closed through a closing   Realize a gain or loss depending on whether the proceeds
sale transaction                         from the closing sale transaction are greater or less than the cost of the option.
-----------------------------------------------------------------------------------------------------
The Fund exercises a call option         The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.
-----------------------------------------------------------------------------------------------------
The Fund exercises a put option          Realize a gain or loss from the sale of the underlying
                                         security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.
-----------------------------------------------------------------------------------------------------
WRITTEN OPTION:                          IMPACT ON THE FUND:
The option expires                       Realize a gain equal to the amount of the premium received.
-----------------------------------------------------------------------------------------------------
The option is closed through a closing   Realize a gain or loss without regard to any unrealized gain
purchase transaction                     or loss on the underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium
                                         received when the option was written.
-----------------------------------------------------------------------------------------------------
A written call option is exercised by    Realize a gain or loss from the sale of the underlying
the option purchaser                     security. The proceeds of the sale will be increased by the premium originally received when the option was written.
-----------------------------------------------------------------------------------------------------
A written put option is exercised by     The amount of the premium originally received will reduce
the option purchaser                     the cost of the security that the Fund purchased when the
                                         option was exercised.
-----------------------------------------------------------------------------------------------------

     The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of net assets. The risk in writing a covered call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

Legg Mason Global Trust, Inc.

--------------------------------------------------------------------------------

     Activity in call and put options during the year ended December 31, 2000, was as follows:

                                        ---------------------------------------------
                                                Calls                   Puts
                                          Actual                  Actual
Global Income                           Contracts    Premiums   Contracts    Premiums
-------------------------------------------------------------------------------------
Options outstanding December 31, 1999           65    $  54             27     $ 19
Options written                          3,000,146      115      2,000,119       82
Options closed                          (3,000,146)    (143)    (2,000,096)     (75)
Options expired                                (32)     (15)           (48)     (26)
Options exercised                              (14)     (11)            (2)      --
-------------------------------------------------------------------------------------
Options outstanding December 31, 2000           --    $  --             --     $ --
-------------------------------------------------------------------------------------

     Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

     The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, the risk of loss in excess of amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

     The open futures positions and related appreciation or depreciation at December 31, 2000, for Global Income are listed at the end of its statement of net assets.

5. Financial Instruments:

Emerging Market Securities

     Each Fund has investments in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries and, with respect to Global Income, by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Forward Currency Exchange Contracts

     As part of its investment program, each Fund may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation's prospectus and statement of additional information.

     Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

--------------------------------------------------------------------------------

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund's adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

     At December 31, 2000, open forward currency exchange contracts were as follows:

Global Income:

                            Contract to
                 ---------------------------------   Unrealized
Settlement Date     Receive           Deliver        Gain/(Loss)
----------------------------------------------------------------
1/16/01          CAD      3,053   USD        2,009     $    27
1/16/01          CHF      5,532   USD        3,210         209
1/16/01          USD      2,728   CHF        4,805        (241)
1/16/01          EUR     38,877   USD       34,099       2,439
1/16/01          USD     25,585   EUR       29,271      (1,925)
1/16/01          GBP      3,350   USD        4,891         120
1/16/01          USD      7,639   GBP        5,233        (188)
1/16/01          JPY  3,213,015   USD       30,252      (2,060)
1/16/01          USD     28,280   JPY    3,105,078       1,035
1/16/01          NOK      7,033   USD          749          51
1/16/01          USD      1,365   NOK       12,252         (27)
1/16/01          PLN     13,944   USD        2,985         366
1/16/01          USD      2,924   PLN       13,944        (427)
1/16/01          USD      1,986   DKK       17,305        (194)
1/16/01          USD        688   NZD        1,565          (5)
1/16/01          USD        606   SEK        6,076         (39)
2/28/01          EUR        468   USD          412          29
2/28/01          USD      2,350   EUR        2,611        (108)
2/28/01          USD        250   TRL  196,425,000         (24)
                                                       -------
                                                       $  (962)
                                                       =======

6. Transactions With Affiliates:

     Each Fund has a management agreement with LMFA. Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund's average daily net assets. LMFA has agreed to waive its fees to the extent each Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates. The following chart shows annual

Legg Mason Global Trust, Inc.

--------------------------------------------------------------------------------

rates of management fees; expense limits and their expiration dates; management fees waived; and management fees payable for each Fund:

                                                                          Year Ended
                                                                       December 31, 2000    At December 31, 2000
                                                                       -----------------    --------------------
                                                                          Management             Management
                         Management    Expense     Expense Limitation        Fees                   Fees
Fund                        Fee       Limitation    Expiration Date         Waived                Payable
----------------------------------------------------------------------------------------------------------------
Global Income
  -- Primary Class         0.75%        1.90%       April 30, 2002            $56                   $ 33
International Equity
  -- Primary Class         0.75%        2.25%       April 30, 2002             --                    116
  -- Navigator Class       0.75%        1.25%       April 30, 2002             --                   N.M.
Emerging Markets
  -- Primary Class         1.00%        2.50%       April 30, 2002             87                     60
Europe Fund
  -- Primary Class         1.00%        2.60%       April 30, 2002             --                     37
  -- Class A               1.00%        1.85%       April 30, 2002             --                     38
  -- Navigator Class       1.00%        1.60%       April 30, 2002             --                   N.M.

---------------

N.M. -- Not meaningful.

     Western Asset Management Company ("WAM") serves as investment adviser to Global Income. WAM is responsible for the actual investment activity of the Fund, for which LMFA pays a fee at an annual rate equal to 53 1/3% of the fee received by LMFA from Global Income.

     Western Asset Management Company Limited ("WAML") serves as investment sub-adviser to Global Income. WAM (not the Fund) pays WAML a fee at an annual rate equal to 26 2/3% of the fee received by WAM from LMFA. LMFA pays WAML a sub-administration fee at an annual rate equal to 13 1/3% of the fee received by LMFA from Global Income.

     Batterymarch Financial Management, Inc. ("Batterymarch") serves as investment adviser to International Equity and Emerging Markets. Batterymarch is responsible for the actual investment activity of these Funds. LMFA pays Batterymarch a fee for its services at an annual rate equal to 66 2/3% of the fee received by LMFA from International Equity and 75% of the fee received from Emerging Markets.

     Lombard Odier International Portfolio Management Limited ("Lombard Odier") serves as investment sub-adviser to Europe Fund. LMFA pays Lombard Odier a fee for its services at an annual rate equal to 60% of the fee actually paid to LMFA by the Fund (net of any waivers).

     Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the NYSE, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee based

--------------------------------------------------------------------------------

on each Fund's respective Class's average daily net assets, calculated daily and payable monthly, as follows:

                                                                           At December 31, 2000
                                                                         ------------------------
                                    Distribution                         Distribution and Service
                                        Fee            Service Fee             Fees Payable
-------------------------------------------------------------------------------------------------
Global Income
  Primary Class                        0.50%              0.25%                    $ 37
International Equity
  Primary Class                        0.75%              0.25%                     155
Emerging Markets
  Primary Class                        0.75%              0.25%                      66
Europe Fund
  Primary Class                        0.75%              0.25%                      37
  Class A                                                 0.25%                      10

    No brokerage commissions were paid by the Funds to Legg Mason or its affiliates during the year ended December 31, 2000. Legg Mason has an agreement with the Funds' transfer agent to assist with certain of its duties. For this assistance, the transfer agent paid Legg Mason the following amounts for the year ended December 31, 2000: Global Income, $14; International Equity, $70; Emerging Markets, $34; and Europe Fund $23.

    LMFA, Batterymarch, WAM, WAML and Legg Mason are corporate affiliates and are wholly owned subsidiaries of Legg Mason, Inc.

7. Line of Credit:

    The Funds, along with certain other Legg Mason Funds, participate in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at prevailing short-term interest rates. For the year ended December 31, 2000, the Funds had no borrowings under the Credit Agreement.

8. Acquisition of Bartlett Europe Fund and Reorganization of Worldwide Value Fund, Inc.:

    On January 26, 2001, a proxy/registration statement was filed with the Securities and Exchange Commission describing a proposal that the Bartlett Value International Fund (a series of Bartlett Capital Trust) merge into the Legg Mason Europe Fund. This proposal has been approved by the Boards of Directors/Trustees of both Funds. Upon shareholder approval, each shareholder of the Bartlett Value International Fund will automatically become a shareholder of the Legg Mason Europe Fund effective March 23, 2001.

    On October 5, 1999, Europe Fund, a series of Legg Mason Global Trust, Inc. which had no previous operating history, acquired all the net assets of the Bartlett Europe Fund, a series of Bartlett Capital Trust, an open-end management investment company, pursuant to a plan of reorganization approved by Bartlett Europe Fund shareholders on September 23, 1999.

Legg Mason Global Trust, Inc.

--------------------------------------------------------------------------------

9. Fund Share Transactions:

     At December 31, 2000, there were 1,250,000 shares authorized at $.001 par value for all portfolios of the Corporation. Share transactions were as follows:

                                                              Reinvestment
                                             Sold           of Distributions       Repurchased           Net Change
                                      -------------------   ----------------   --------------------   -----------------
                                       Shares     Amount    Shares   Amount     Shares     Amount     Shares    Amount
-----------------------------------------------------------------------------------------------------------------------
Global Income
--   Primary Class
     Year Ended Dec. 31, 2000            481     $ 4,201      478    $ 4,049    (3,355)   $ (28,637)  (2,396)  $(20,387)
     Year Ended Dec. 31, 1999          1,244      11,828      545      5,064    (4,370)     (41,026)  (2,581)   (24,134)

International Equity
--   Primary Class
     Year Ended Dec. 31, 2000          3,152     $39,612      272    $ 3,555    (8,182)   $(101,207)  (4,758)  $(58,040)
     Year Ended Dec. 31, 1999          4,502      58,763    1,330     17,182    (5,540)     (71,948)    292       3,997
--   Navigator Class
     Year Ended Dec. 31, 2000              9     $   112       --    $    --        (7)   $     (81)      2    $     31
     Year Ended Dec. 31, 1999             --          --       --         --        --           --      --          --

Emerging Markets
--   Primary Class
     Year Ended Dec. 31, 2000          2,875     $40,186        8    $    84    (3,822)   $ (49,460)   (939)   $ (9,190)
     Year Ended Dec. 31, 1999          4,066      41,341       --         --    (1,528)     (13,866)  2,538      27,475

Europe Fund
--   Primary Class
     Year Ended Dec. 31, 2000          1,074     $27,037      267    $ 5,989    (1,120)   $ (26,017)    221    $  7,009
     Year Ended Dec. 31, 1999          1,158      28,649      157      3,876      (602)     (14,925)    713      17,600
--   Class A
     Year Ended Dec. 31, 2000          3,493     $89,030      226    $ 5,250    (4,200)   $(108,552)   (481)   $(14,272)
     Year Ended Dec. 31, 1999          1,804      45,451      186      4,735    (1,567)     (39,747)    423      10,439
--   Navigator Class
     Year Ended Dec. 31, 2000             13     $   299        2    $    47        (8)   $    (166)      7    $    180
     Year Ended Dec. 31, 1999              3          64        1         28      N.M.           (5)      4          87
-----------------------------------------------------------------------------------------------------------------------

N.M. -- Not meaningful.

Report of Independent Accountants

To the Directors of Legg Mason Global Trust, Inc. and Shareholders of Global Income Trust, International Equity Trust,
Emerging Markets Trust and Europe Fund:

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Income Trust, International Equity Trust, Emerging Markets Trust, and Europe Fund (comprising the Primary Class and Class A of the Legg Mason Global Trust, Inc., hereafter referred to as the "Funds") at December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                      PricewaterhouseCoopers LLP

February 9, 2001

Investment Advisers

For Global Income Trust:
Western Asset Management Company
Pasadena, CA

For International Equity and Emerging Markets Trusts:
Batterymarch Financial Management, Inc.
Boston, MA

For Europe Fund:
Legg Mason Fund Adviser, Inc.
Baltimore, MD
Investment Sub-Advisers

For Global Income Trust:
Western Asset Management Company Limited
London, England

For Europe Fund:
Lombard Odier International Portfolio Management
London, England

Investment Manager
Legg Mason Fund Adviser, Inc.
Baltimore, MD

Board of Directors
John F. Curley, Jr., Chairman
Edward A. Taber, III, President
Nelson A. Diaz
Richard G. Gilmore
Arnold L. Lehman
Dr. Jill E. McGovern
G. Peter O'Brien
T. A. Rodgers

Transfer and Shareholder Servicing Agent
Boston Financial Data Services
Boston, MA

Custodian
State Street Bank & Trust Company
Boston, MA

Counsel
Kirkpatrick & Lockhart LLP
Washington, D.C.

Independent Accountants
PricewaterhouseCoopers LLP
Baltimore, MD

This report is not to be distributed unless preceded or accompanied by a prospectus.

               LEGG MASON WOOD WALKER, INCORPORATED

      -------------------------------------------------------

                         100 Light Street
              P.O. Box 1476, Baltimore, MD 21203-1476
                         410 - 539 - 0000

LMF-042
2/01